UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Callon Petroleum Company
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One Briarlake Plaza
2000 W. Sam Houston Parkway S., Suite 2000
Houston, Texas 77042

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Special Meeting”) of Callon Petroleum Company (“Callon,” the “Company,” “our,” “we” or “us”) will be held on                , 2021 at         [a.m. // p.m.] Central Daylight Time at                               , for the purpose of considering and taking the following action, which is described in the accompanying Proxy Statement:
To vote, for purposes of complying with Rule 312.03(b) of the New York Stock Exchange (“NYSE”) Listed Company Manual, upon a proposal (the “Issuance Proposal”) to approve the issuance to Chambers Investments, LLC, a Delaware limited liability company (“Kimmeridge”), of 5,512,623 shares of common stock, par value $0.01, of the Company (the “Common Stock” and such shares to be issued the “New Common Stock”).
Callon will transact no other business at the Special Meeting, except such business as may properly be brought before the Special Meeting or any adjournments or postponements thereof by or at the direction of the Callon board of directors (the “Board”) in accordance with Callon’s bylaws.
The Board has unanimously determined that the issuance to Kimmeridge of the New Common Stock is in the best interests of Callon and its shareholders. The Board unanimously recommends that you vote “FOR” the Issuance Proposal.
Only shareholders of record as of the close of business on                  , 2021 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting.
On August 3, 2021, we entered into an Exchange Agreement with Kimmeridge, pursuant to which we agreed to issue and deliver to Kimmeridge, subject to shareholder approval, the New Common Stock in exchange for $197.0 million aggregate principal amount of the Company’s 9.00% Second Lien Senior Secured Notes due 2025 held by Kimmeridge, including in respect of any accrued and unpaid interest (the “Exchange Agreement”). The Exchange Agreement is described in the accompanying Proxy Statement and is attached thereto as Annex A. We are seeking shareholder approval of the Issuance Proposal in order to comply with Rule 312.03(b) of the NYSE Listed Company Manual (“Rule 312.03(b)”). Under Rule 312.03(b), shareholder approval is required prior to any issuance or sale of common stock in any transaction or series of related transactions (i) to a substantial security holder of the company (a “Related Party”) if the number of shares of common stock to be issued exceeds either 1% of the number of shares of common stock or 1% of the voting power outstanding before the issuance or (ii) when a Related Party has a 5% or greater interest, directly or indirectly, in the company or in the consideration to be paid in the transaction or series of related transactions, and the present or potential issuance of common stock could result in an issuance that exceeds either 5% of the number of shares of common stock or 5% of the voting power outstanding before the issuance. As described further in the accompanying Proxy Statement, due to Kimmeridge’s beneficial ownership of approximately 13.4% of our Common Stock (as of September 3, 2021), Kimmeridge is a Related Party for purposes of Rule 312.03(b).
Pursuant to the Exchange Agreement, Kimmeridge has agreed to vote all shares of Common Stock beneficially owned by it as of the Record Date in favor of the Issuance Proposal. In connection with the execution of the Exchange Agreement, each of the Company’s executive officers and directors also entered into a Voting Agreement, dated as of the date of the Exchange Agreement (the “Voting Agreement”). On the terms and conditions set forth in the Voting Agreement, our executive officers and directors agreed to vote all of the shares of Common Stock over which they have voting power (representing in the aggregate approximately 2% of the Company’s total outstanding voting power) in favor of the Issuance Proposal. The Voting Agreement is described in the accompanying Proxy Statement and is attached thereto as Annex B.

Additionally, pursuant to those certain purchase and sale agreements, dated as of August 3, 2021, between the Company, Callon Petroleum Operating Company and Primexx Resource Development, LLC and BPP Acquisition, LLC, respectively (collectively, “Primexx” and such transactions contemplated by such purchase and sale agreements, the “Primexx Transaction”), Primexx has agreed to vote all shares of Common Stock over which they will have voting power (estimated to be 9.19 million shares, subject to purchase price adjustments pursuant to the purchase and sale agreements) in favor of the Issuance Proposal. In the aggregate, the foregoing voting agreements represent approximately 16 million, or approximately 30%, of the shares anticipated to be outstanding on the Record Date.
It is important that your shares be represented at the Special Meeting, regardless of the number of shares you may hold. Whether or not you plan to attend, please vote using the Internet, by telephone or by mail, in each case by following the instructions in the accompanying Proxy Statement. This will not prevent you from voting your shares in person at the Special Meeting if you are present.
By Order of the Board of Directors,

L. Richard Flury
Chairman of the Board
Dated:               , 2021
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on                  , 2021: this Proxy Statement and the accompanying Proxy Card are available electronically at [www.[●].com].
This Proxy Statement and the accompanying Proxy Card are being mailed to shareholders on or about               , 2021. The Proxy Card includes instructions on how to access the proxy materials over the Internet, how to request additional printed copies of these materials, and how to vote shares of our Common Stock. In addition, by following the instructions in the Proxy Card or other voting instruction card, shareholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.

Table of Contents

DATE, TIME AND PLACE OF THE SPECIAL MEETING	1
QUESTIONS AND ANSWERS	1
SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS	8
WHERE YOU CAN FIND MORE INFORMATION	11
Information Incorporated by Reference	11
THE ISSUANCE PROPOSAL	12
Overview and Reason for the Issuance Proposal	12
The Voting Agreements	13
Registration Rights Agreement	13
BENEFICIAL OWNERSHIP OF SECURITIES	14
OTHER MATTERS	17
Requirements, including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business of Shareholders	17
List of Shareholders Entitled to Vote at the Special Meeting	18
Expenses Relating to this Proxy Solicitation	18
ANNEX A EXCHANGE AGREEMENT	A-1
ANNEX B VOTING AGREEMENT	B-1

PROXY STATEMENT
PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON                , 2021
You are receiving this proxy statement (the “Proxy Statement”) and the accompanying proxy card or other voting instruction card (the “Proxy Card”) because you own shares of common stock, par value $0.01 (“Common Stock”), of Callon Petroleum Company (“Callon,” the “Company,” “our,” “we” or “us”) that entitle you to vote at a special meeting of shareholders (the “Special Meeting”). Callon’s board of directors (the “Board”) is soliciting proxies from shareholders entitled to vote at the Special Meeting. By use of the Proxy Card, you can vote even if you do not attend the Special Meeting. This Proxy Statement describes the matter on which you are being asked to vote and provides information on this matter so that you can make an informed decision. These proxy materials are being distributed and/or made available to shareholders on or about                , 2021.
DATE, TIME AND PLACE OF THE SPECIAL MEETING
We will hold the Special Meeting on                , 2021 at           [a.m. // p.m.] Central Daylight Time at                              .
The Board has fixed the close of business on                , 2021 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Special Meeting. Each shareholder will be entitled to one vote for each share of Common Stock held as of the Record Date on the matter to come before the Special Meeting and may vote in person at the Special Meeting, via Internet, by telephone or by proxy authorized in writing.
QUESTIONS AND ANSWERS
Q:     What is the purpose of the Special Meeting?
A:    At the Special Meeting, shareholders will act upon a proposal (the “Issuance Proposal”) to approve the issuance to Chambers Investments, LLC, a Delaware limited liability company (“Kimmeridge”), of Common Stock of the Company. On August 3, 2021, we entered into an Exchange Agreement with Kimmeridge (the “Exchange Agreement”), pursuant to which we agreed to issue and deliver to Kimmeridge, subject to shareholder approval, 5,512,623 shares of Common Stock (such shares to be issued, the “New Common Stock”) in exchange for $197.0 million in aggregate principal amount of the Company’s 9.00% Second Lien Senior Secured Notes due 2025 (the “Second Lien Notes”) held by Kimmeridge, including in respect of any accrued and unpaid interest. Please see page 12 for information on the exchange valuation. The Exchange Agreement is attached hereto as Annex A.
As described in more detail below, in accordance with the applicable NYSE rules, the Company is calling the Special Meeting to consider and vote on the Issuance Proposal.
Q:     Who is Kimmeridge?

A:    Chambers Investments, LLC is a private investment vehicle managed by Kimmeridge Energy Management Company, LLC (“Kimmeridge EMC”), an energy private equity firm focused on making direct investments in unconventional oil and gas assets in the United States. Kimmeridge is the holder of $197.0 million in aggregate principal amount of the Company’s Second Lien Notes, issued pursuant to the Indenture, dated as of September 30, 2020 (the “Second Lien Notes Indenture”), by and among the Company, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee and collateral agent. As of September 3, 2021, Kimmeridge EMC beneficially owned 6,188,157 shares of Common Stock of the Company. Kimmeridge’s current holdings in the Company’s Second Lien Notes and all but 602,503 shares of Common Stock were obtained as part of concurrent transactions agreed to in September 2020 whereby Kimmeridge purchased Second Lien Notes, warrants for Common Stock, and an overriding royalty interest in substantially all Callon-operated oil and gas leaseholds as of the effective date of such transactions. Kimmeridge’s remaining shares of Common Stock were purchased in the open market. It is headquartered at 412 West 15th Street, 11th Floor, New York, NY 10011. Neither Kimmeridge nor any of its affiliated entities has Board representation or any other governance rights with respect to the Company.
Q:     Why is shareholder approval of the issuance of the New Common Stock required?
A:    We are seeking shareholder approval of the Issuance Proposal in order to comply with Rule 312.03(b) of the New York Stock Exchange (“NYSE”) Listed Company Manual (“Rule 312.03(b)”). Under Rule 312.03(b), shareholder approval is required prior to any issuance or sale of common stock in any transaction or series of related transactions (i) to a substantial security holder of the company (a “Related Party”) if the number of shares of common stock to be issued exceeds either 1% of the number of shares of common stock or 1% of the voting power outstanding before the issuance or (ii) when a Related Party has a 5% or greater interest, directly or indirectly, in the company or in the consideration to be paid in the transaction or series of related transactions, and the present or potential issuance of common stock could result in an issuance that exceeds either 5% of the number of shares of common stock or 5% of the voting power outstanding before the issuance. Under Rule 312.04(e) of the NYSE Listed Company Manual (“Rule 312.04(e)”), a shareholder is presumed to be a “substantial security holder” (and therefore, a “Related Party” for purposes of Rule 312.03(b)) if it owns either 5% or more of the number of shares of common stock or 5% or more of the voting power outstanding of a NYSE listed company.
    Due to Kimmeridge’s beneficial ownership of approximately 13.4% of our outstanding shares of Common Stock as of September 3, 2021, Kimmeridge is a Related Party for purposes of Rule 312.03(b). Upon consummation of the transactions contemplated by the Exchange Agreement, the Company would issue to Kimmeridge New Common Stock equal to approximately 9.9% of the Company’s then-outstanding Common Stock. As a result, the issuance of the New Common Stock pursuant to the Exchange Agreement is subject to shareholder approval for purposes of complying with Rule 312.03(b).
Q:     What is the effect of shareholder approval?
A:    Upon shareholder approval of the Issuance Proposal and the satisfaction of the other closing conditions contained in the Exchange Agreement (as described below), the transactions contemplated by the Exchange Agreement would be consummated. As a result of the issuance of the New Common Stock pursuant to the Exchange Agreement, Kimmeridge would hold, in the aggregate, approximately 19.2% of our issued and outstanding Common Stock and the Company would acquire and then cancel $197.0 million of Second Lien Notes.
    The transactions contemplated by the Exchange Agreement are intended to strengthen the Company’s financial position by accelerating deleveraging initiatives and reducing cash interest expense by approximately $20 million per year. In addition, the transactions will improve the standing of shareholders in the capital structure of the Company and enhance Callon’s access to debt capital markets, providing the opportunity for reductions in the corporate cost of capital.
Q:     What will happen if the Company’s shareholders do not approve the Issuance Proposal?
A:    If we do not obtain the requisite shareholder approval of the Issuance Proposal at the Special Meeting, the transactions contemplated by the Exchange Agreement will not be consummated. The New Common Stock will not be issued to Kimmeridge and the $197.0 million of Second Lien Notes owed by Kimmeridge will remain outstanding.
Q:    Are there conditions to the closing of the transactions pursuant to the Exchange Agreement?
A:    Yes. The closing of the transactions pursuant to the Exchange Agreement is subject to various closing conditions, including (i) for purposes of complying with Rule 312.03(b) of the NYSE Listed Company

Manual, approval of the Company’s shareholders of the issuance of New Common Stock to Kimmeridge, (ii) the closing of the Company’s previously announced acquisitions of certain producing oil and gas properties and undeveloped acreage in the Delaware Basin from Primexx (the “Primexx Transaction”), (iii) approval by the NYSE of the listing of the New Common Stock, (iv) the accuracy of each party’s representations and warranties, subject to certain materiality qualifiers and (v) the absence of any injunctions or orders preventing the Exchange.
    If any of these conditions are not satisfied or waived, the transactions pursuant to the Exchange Agreement will not close and, as a result, (i) the New Common Stock will not be issued to Kimmeridge and (ii) the $197.0 million of Second Lien Notes owned by Kimmeridge will remain outstanding.
Q:     How important is my vote?

A:     Your vote “FOR” the Issuance Proposal is very important and you are encouraged to submit a proxy as soon as possible. The transactions contemplated by the Exchange Agreement cannot be completed without approval of the Issuance Proposal by the affirmative vote of the holders of a majority of the votes cast with regard to the Issuance Proposal at the Special Meeting.

Q:     How does the Board recommend that I vote?
A:    The Board has unanimously determined that the issuance to Kimmeridge of the New Common Stock is in the best interests of Callon and its shareholders. The Board unanimously recommends that you vote “FOR” the Issuance Proposal.
Q:    When and where will the meeting take place?
A:    The Special Meeting will be held on                , 2021, at           [a.m. // p.m.], Central daylight Time, at                               . You may register and attend the Special Meeting by following the instructions provided under the question “How do I attend the Special Meeting?”.
Q:     Who may vote at the Special Meeting?
A:    You may vote all of the shares of Common Stock that you owned at the close of business on the Record Date. On the Record Date, we had              shares of Common Stock issued and outstanding and entitled to be voted at the Special Meeting. You may cast one vote for each share of Common Stock held by you on the Record Date on the Issuance Proposal.
Q:     How do I attend the Special Meeting?
A:    If you wish to attend the Special Meeting in person, you must present valid, government-issued picture identification. If your shares are held in the name of a bank, broker or other nominee and you plan to attend the Special Meeting, in order to be admitted you must present proof of your beneficial ownership of the Common Stock, such as a bank or brokerage account statement, or copy of your Voting Instruction Form or Proxy Card, indicating that you owned shares of our Common Stock at the close of business on the Record Date.
    For safety and security reasons, no cameras, recording equipment, cellular telephones, electronic devices, large bags, briefcases or packages will be permitted in the Special Meeting. No banners, signs, firearms or weapons will be allowed in the meeting room. We reserve the right to inspect all items entering the meeting room.

Q:     What is the difference between a shareholder of record and a beneficial owner?
A:    Shareholder of Record: If your shares of Common Stock are registered directly in your name with Callon’s transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, to be the “shareholder of record.”
    Beneficial Owner: If your shares of Common Stock are held by a nominee, you are considered the “beneficial owner” of shares held in “street name.” The Proxy Card has been forwarded to you by your nominee who is considered, with respect to those shares, to be the “shareholder of record.” As the beneficial owner, you have the right to direct your nominee on how to vote your shares by following their instructions for voting by telephone or on the Internet or, if you specifically request a copy of the printed materials, you may use the Proxy Card included in such materials.
Q:     How do I obtain electronic access to the proxy materials?
A:    This Proxy Statement is available to shareholders free of charge at [www.[●].com]. If you hold your shares in street name, you may be able to elect to receive future annual reports or proxy statements electronically. For information regarding electronic delivery you should contact your brokerage firm, bank, trustee or other agent (each, a “nominee”).
Q:     How do I vote?
A:    Shareholder of Record: If you are a shareholder of record, there are four ways to vote:
•By Attending the Special Meeting. You may vote in person at the Special Meeting by requesting a ballot when you arrive. You must bring valid picture identification such as a driver’s license or passport and provide proof of stock ownership as of the Record Date.
•Via the Internet. You can vote via the Internet by going to the website address provided on your Proxy Card. You will need to use the control number appearing on your Proxy Card to vote via the Internet.
•By Telephone. You can also vote by telephone by calling the toll-free telephone number provided on your Proxy Card. You will need to use the control number appearing on your Proxy Card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone.
•By Mail. If you received a printed copy of the Proxy Card, you can vote by marking, dating and signing it, and returning it in the reply envelope provided. Please promptly mail your Proxy Card to ensure that we receive it prior to the closing of the polls at the Special Meeting.
    Beneficial Owners: If you are a beneficial owner of shares held in “street name,” there are four ways to vote:
•By Attending the Special Meeting. You must obtain a “legal proxy” from the organization that holds your shares. A legal proxy is a written document that will authorize you to vote your shares held in “street name” at the Special Meeting. Please contact your nominee for instructions regarding obtaining a legal proxy. You must also bring valid picture identification such as a driver’s license or passport and provide proof of stock ownership as of the Record Date.
•Via the Internet. You can vote via the Internet by going to the website address provided on your Proxy Card. You will need to use the control number appearing on your Proxy Card to vote via the Internet. The availability of Internet voting may depend on the voting process of your nominee.

•By Telephone. You can also vote by telephone by calling the toll-free telephone number provided on your Proxy Card. You will need to use the control number appearing on your Proxy Card to vote by telephone. The availability of telephone voting may depend on the voting process of your nominee.
•By Mail. You can vote by marking, dating and signing a printed copy of the Proxy Card, and returning it in the reply envelope provided. Please promptly mail your Proxy Card to ensure that we receive it prior to the closing of the polls at the Special Meeting.
    If you vote on the Internet or by telephone, you do not need to return your Proxy Card. Internet and telephone voting for shareholders will be available 24 hours a day, and will close at 11:59 p.m., Central Daylight Time, on                , 2021. Even if you plan to attend the Special Meeting, the Company recommends that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Special Meeting.
Q:     How do I vote shares of Callon Common Stock held in Callon’s 401(k) plan?

A.     If your shares of Callon Common Stock are held in Callon’s Employee Savings and Protection Plan (“Callon’s 401(k) plan”), you will receive an email from the plan administrator with voting instructions. The trustee of Callon’s 401(k) plan will vote your shares of Callon Common Stock in accordance with your directions.

If you do not timely direct the trustee how to vote your shares in the Callon 401(k) plan, or if you do not direct the trustee, the trustee of Callon’s 401(k) plan will vote your shares of Callon Common Stock in proportion to the voting directions received from all plan participants who properly vote. Please note that votes for shares held in Callon’s 401(k) plan have an earlier voting deadline. Please review the instructions for the date by which your voting directions must be received in order for your shares of Callon Common Stock to be voted as you direct.

In the case of internet or telephone voting, you should have your voting instructions in hand until you have completed the voting process.

Please note that no votes will be accepted at the Special Meeting in respect of shares of Callon Common Stock held in Callon’s 401(k) plan and that all such votes must be voted prior to the Callon Special Meeting.

Q:     What constitutes a quorum, and why is a quorum required?
A:    Under our Amended and Restated Bylaws, we are required to have a quorum of shareholders present for the Issuance Proposal to be voted at the Special Meeting. The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the stock issued and outstanding and entitled to vote as of the Record Date will constitute a quorum, permitting us to conduct the business of the Special Meeting. Proxies received but marked as abstentions as well as broker non-votes (as described below), if any, will be included in the calculation of the number of shares considered to be present at the Special Meeting for quorum purposes. If we do not have a quorum present or represented, then the Chairman of the Special Meeting or the shareholders present or represented by proxy and entitled to vote at the Special Meeting may adjourn the meeting from time to time, as authorized by our Amended and Restated Bylaws, until a quorum is present.
Q:     How many votes are needed to approve the Issuance Proposal?
A:    Approval of the Issuance Proposal requires the affirmative vote of the holders of a majority of the votes cast with regard to the Issuance Proposal at the Special Meeting, if a quorum is present. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not be included in determining the number of votes cast and will have no effect upon the outcome of the vote on the Issuance Proposal.
    Pursuant to the Exchange Agreement, Kimmeridge has agreed to vote all shares of Common Stock beneficially owned by it as of the Record Date in favor of the Issuance Proposal. In connection with the execution of the Exchange Agreement, each of the Company’s executive officers and directors also entered into a Voting Agreement, dated as of the date of the Exchange Agreement (the “Voting Agreement”). On the terms and conditions set forth in the Voting Agreement, our executive officers and directors agreed to vote all of the shares of Common Stock over which they have voting power (representing in the aggregate approximately 2% of the Company’s total outstanding voting power as of August 3, 2021) in favor of the Issuance Proposal. The Voting Agreement is attached hereto as Annex B.
    Additionally, pursuant to those certain purchase and sale agreements, dated as of August 3, 2021, between the Company and Callon Petroleum Operating Company and Primexx Resource Development LLC and BPP Acquisition, LLC, respectively (collectively, “Primexx”) executed in connection with the Primexx Transaction, Primexx has agreed to vote shares of Common Stock over which they will have voting power (estimated to be 9.19 million shares, subject to purchase price adjustments pursuant to the purchase and sale agreements) in favor of the Issuance Proposal. In the aggregate, the foregoing voting agreements represent approximately 16 million, or approximately 30%, of the shares anticipated to be outstanding on the Record Date.
Q:     What if I sign and return my proxy without making any selections?
A:    If you sign and return your Proxy Card without making any selections, your shares will be voted “FOR” the Issuance Proposal.
Q:     What if I am a beneficial owner and I do not give the nominee voting instructions?
A:    If you are a beneficial owner and your shares are held in the name of a broker or other nominee, such broker or nominee is bound by the rules of the NYSE regarding whether or not it can exercise discretionary voting power for any particular proposal if the broker has not received voting instructions from you. Brokers have discretionary authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters. A broker non-vote occurs when a nominee who holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the beneficial owner of the shares. The Issuance Proposal is not considered a “routine” matter; accordingly, if you hold your shares of Common Stock through a broker or other nominee, and you return your voting instruction card without providing voting instructions, your nominee will not have discretionary authority to vote your shares of Common Stock.
Q:     Can I change my vote after I have delivered my Proxy Card?
A:    Yes. You may revoke your Proxy Card at any time before its exercise. You may also revoke your proxy by (i) voting in person at the Special Meeting, (ii) delivering to the Corporate Secretary (at our principal executive offices in Houston, Texas) a revocation of proxy or (iii) executing a new proxy bearing a later date. If you are a beneficial owner, you must contact your nominee to change your vote or obtain a proxy to vote your shares if you wish to cast your vote in person at the Special Meeting.
Q:     If I plan to attend the Special Meeting, should I still vote by proxy?
A:    Yes. Casting your vote in advance does not affect your right to attend the Special Meeting.
    If you vote in advance and also attend the Special Meeting, you do not need to vote again at the Special Meeting unless you want to change your vote. Written ballots will be available at the Special Meeting for shareholders of record.

Q:     What happens if I sell or otherwise transfer my shares of Common Stock before the Special     Meeting?
A:     The Record Date is prior to the date of the Special Meeting. If you sell or otherwise transfer your shares of Common Stock after the Record Date but before the Special Meeting, unless special arrangements are made between you and the person to whom you transfer your shares of Common Stock (such as provision of a proxy), you will retain your right to vote such shares at the Special Meeting but will otherwise transfer ownership of and the economic interest in your shares of Common Stock.

Q:     Will any other business be conducted at the Special Meeting?
A:    Callon will transact no other business at the Special Meeting, except such business as may properly be brought before the Special Meeting or any adjournments or postponements thereof by or at the direction of the Board in accordance with Callon’s bylaws.
Q:     Where can I find voting results of the Special Meeting?
A:    We will announce the results for the proposals voted upon at the Special Meeting and publish final detailed voting results in a Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days after the Special Meeting.
Q:     Am I entitled to dissenter’s rights?
A:    No. Delaware General Corporation Law (the “DGCL”) does not provide for dissenter’s rights in connection with the Issuance Proposal being voted on at the Special Meeting.
Q:     Am I entitled to preemptive rights?
A:    No. Under the DGCL and our Certificate of Incorporation, as amended, shareholders are not entitled to any preemptive rights in connection with the issuance of the New Common Stock to Kimmeridge.
Q:     Who should I call with other questions?
A:    If you need assistance voting your shares, please contact Investor Relations at (281) 589-5200. If you have additional questions about this Proxy Statement or the Special Meeting or would like additional copies of this Proxy Statement or the Proxy Card, please contact our proxy solicitor:
    Innisfree M&A Incorporated
    501 Madison Avenue, 20th Floor
    New York NY 10022.

    Banks and Brokerage Firms, please call: (281) 589-5200
    Shareholders, please call toll-free: (888) 750-5834

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS
This Proxy Statement includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements in this Proxy Statement by words such as “anticipate,” “project,” “intend,” “estimate,” “expect,” “believe,” “predict,” “budget,” “projection,” “goal,” “plan,” “forecast,” “target” or similar expressions.
All statements, other than statements of historical facts, included in this Proxy Statement and the information incorporated by reference that address activities, events or developments that we expect or anticipate will or may occur in the future are forward-looking statements, including such things as:
•our oil and natural gas reserve quantities, and the discounted present value of these reserves;
•the amount and nature of our capital expenditures;
•our future drilling and development plans and our potential drilling locations;
•the timing and amount of future capital and operating costs;
•production decline rates from our wells being greater than expected;
•commodity price risk management activities and the impact on our average realized prices;
•business strategies and plans of management;
•our ability to consummate and efficiently integrate recent acquisitions; and
•prospect development and property acquisitions.
We caution you that the forward-looking statements contained or incorporated by reference in this Proxy Statement are subject to all of the risks and uncertainties, many of which are beyond our control, incident to the exploration for and development, production and sale of oil and natural gas. These and other risks include, but are not limited to, the risks described in Part I, Item 1A of our 2020 Annual Report on Form 10-K and in all Quarterly Reports on Form 10-Q filed subsequently thereto. These factors include:
•volatility of oil, natural gas and natural gas liquids (“NGLs”) prices or a prolonged period of low oil, natural gas or NGLs prices;
•general economic conditions including the availability of credit and access to existing lines of credit;
•changes in the supply of and demand for oil and natural gas, including as a result of the COVID-19 pandemic and various governmental actions taken to mitigate its impact or actions by, or disputes among, members of OPEC and other oil and natural gas producing countries, such as Russia, with respect to production levels or other matters related to the price of oil;
•the uncertainty of estimates of oil and natural gas reserves;
•impairments;
•the impact of competition;

•the availability and cost of seismic, drilling and other equipment, waste and water disposal infrastructure, and personnel;
•operating hazards inherent in the exploration for and production of oil and natural gas;
•difficulties encountered during the exploration for and production of oil and natural gas;
•the potential impact of future drilling on production from existing wells;
•difficulties encountered in delivering oil and natural gas to commercial markets;
•the uncertainty of our ability to attract capital and obtain financing on favorable terms;
•compliance with, or the effect of changes in, the extensive governmental regulations regarding the oil and natural gas business including those related to climate change and greenhouse gases;
•the impact of government regulation, including regulation of hydraulic fracturing and water disposal wells;
•any increase in severance or similar taxes;
•the financial impact of accounting regulations and critical accounting policies;
•the comparative cost of alternative fuels;
•credit risk relating to the risk of loss as a result of non-performance by our counterparties;
•cyberattacks on the Company or on systems and infrastructure used by the oil and natural gas industry; and
•weather conditions.
In addition, there are risks and uncertainties relating to the Primexx Transaction, which include the following:
•the purchase and sale agreements relating to the Primexx Transaction may be terminated in accordance with their respective terms or the parties thereto may not be able to satisfy the conditions to completion of the Primexx Transaction, in which case the Primexx Transaction may not be completed;
•the Primexx Transaction may not be accretive, and may be dilutive, to Callon’s earnings per share, which may negatively affect the market price of Callon Common Stock;
•Callon may incur significant transaction and other costs in connection with the Primexx Transaction and the transactions pursuant to the Exchange Agreement in excess of those anticipated by Callon; and
•the ultimate timing, outcome, and results of integrating the assets acquired in the Primexx Transaction.
Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. Additional risks or uncertainties that are not currently known to us, that we currently deem to be immaterial, or that could apply to any company could also materially adversely affect our business, financial condition, or future results. Any forward-looking statement speaks only as of the date of which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

In addition, we caution that reserve engineering is a process of estimating oil and natural gas accumulated underground and cannot be measured exactly. Accuracy of reserve estimates depend on a number of factors including data available at the point in time, engineering interpretation of the data, and assumptions used by the reserve engineers as it relates to price and cost estimates and recoverability. New results of drilling, testing, and production history may result in revisions of previous estimates and, if significant, would impact future development plans. As such, reserve estimates may differ from actual results of oil and natural gas quantities ultimately recovered.
Except as required by applicable law, all forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue.

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC (File No. 001-14039). The SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.
We also make available free of charge on our website, at www.callon.com under the “Investor” section, all of the documents that we file with the SEC as soon as reasonably practicable after we electronically file those documents with the SEC. Information contained on, or that can be accessed through, our website is not incorporated by reference into this Proxy Statement, and you should not consider such information as part of this Proxy Statement.
Information Incorporated by Reference
We “incorporate by reference” into this Proxy Statement certain information we file with the SEC, which means that we can disclose important information to you by referring you to that information. The information incorporated by reference is considered to be part of this Proxy Statement, and later information that we file with the SEC will automatically update and supersede that information. We incorporate by reference the documents listed below and any future filings made by us with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, until the date of the Special Meeting (unless otherwise stated, other than information furnished under Items 2.02 or 7.01 of any Form 8-K, which is not deemed filed):
•our Annual Report on Form 10-K for the year ended December 31, 2020 filed on February 25, 2021;
•our Quarterly Reports on Form 10-Q for the three months ended March 31, 2021 filed on May 6, 2021, and for the six months ended June 30, 2021 filed on August 4, 2021; and
•our Current Reports on Form 8-K filed on March 16, 2021, April 16, 2021, May 11, 2021, May 14, 2021, June 21, 2021, June 22, 2021, July 7, 2021, July 23, 2021, August 5, 2021 and August 5, 2021.
Any statement contained in this Proxy Statement or in a document incorporated or deemed to be incorporated by reference in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference modifies or supersedes the statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this offering memorandum.
You may obtain any of the documents incorporated by reference in this Proxy Statement from the SEC through the SEC’s website at the address provided above. We will provide you a copy of this Proxy Statement or any or all of the information that has been incorporated by reference in this Proxy Statement (including exhibits to those documents specifically incorporated by reference in this document), at no cost, upon your written or oral request to us at the following address or telephone number:
Callon Petroleum Company
One Briarlake Plaza
2000 W. Sam Houston Parkway S., Suite 2000
Houston, TX 77042
Telephone: (281) 589-5200
Attn: Investor Relations
If you would like to request any documents, please do so by              , 2021, which is five business days prior to the date of the Special Meeting, in order to receive them before the meeting.

THE ISSUANCE PROPOSAL
Overview and Reason for the Issuance Proposal
On August 3, 2021, the Company, entered into the Exchange Agreement by and among the Company and Kimmeridge, as holder of the Second Lien Notes. Pursuant to the Exchange Agreement, Kimmeridge agreed to exchange, on the Closing Date (as defined in the Exchange Agreement), $197.0 million in aggregate principal amount of Second Lien Notes held by Kimmeridge for 5,512,623 shares of New Common Stock (which equals a notional amount of approximately $223.1 million of New Common Stock as of August 3, 2021). Kimmeridge’s current holdings in the Company’s Second Lien Notes and all but 602,503 shares of Common Stock were obtained as part of concurrent transactions agreed to in September 2020 whereby Kimmeridge purchased Second Lien Notes, warrants for Common Stock, and an overriding royalty interest in substantially all Callon-operated oil and gas leaseholds as of the effective date of such transactions. Kimmeridge’s remaining shares of Common Stock were purchased in the open market.
The closing of the transactions pursuant to the Exchange Agreement is subject to various closing conditions, including (i) for purposes of complying with Rule 312.03(b), approval of the Company’s shareholders of the issuance of New Common Stock to Kimmeridge, (ii) the closing of the Primexx Transaction, (iii) approval by the NYSE of the listing of the New Common Stock, (iv) the accuracy of each party’s representations and warranties, subject to certain materiality qualifiers and (v) the absence of any injunctions or orders preventing the Exchange. If any of these conditions are not satisfied or waived, the transactions pursuant to the Exchange Agreement will not close and, as a result, (i) the New Common Stock will not be issued to Kimmeridge and (ii) $197.0 million of Second Lien Notes owned by Kimmeridge will remain outstanding.
The Exchange Agreement may be terminated (i) upon the mutual consent of the parties thereto, (ii) by either party if the Exchange has not been consummated by December 31, 2021 (the “Outside Date”), (iii) by either party in the event of an order, judgment or decree delaying the closing beyond the Outside Date and (iv) by either party if the other party materially breaches the Exchange Agreement.
The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the Exchange Agreement, which is attached hereto as Annex A.
We are seeking shareholder approval of the Issuance Proposal in order to comply with Rule 312.03(b) with respect to the issuance of the New Common Stock pursuant to the Exchange Agreement. Our Common Stock is listed on the NYSE, and thus, we are subject to NYSE listing requirements. Under Rule 312.03(b), shareholder approval is required prior to any issuance or sale of common stock in any transaction or series of related transactions (i) to a Related Party if the number of shares of common stock to be issued exceeds either 1% of the number of shares of common stock or 1% of the voting power outstanding before the issuance or (ii) when a Related Party has a 5% or greater interest, directly or indirectly, in the company or in the consideration to be paid in the transaction or series of related transactions, and the present or potential issuance of common stock could result in an issuance that exceeds either 5% of the number of shares of common stock or 5% of the voting power outstanding before the issuance. Under Rule 312.04(e), a shareholder is presumed to be a “substantial security holder” (and therefore, a “Related Party” for purposes of Rule 312.03(b)) if it owns either 5% or more of the number of shares of common stock or 5% or more of the voting power outstanding of a NYSE listed company.
Due to Kimmeridge’s beneficial ownership of approximately 13.4% of our outstanding shares of Common Stock as of September 3, 2021, Kimmeridge is a Related Party for purposes of Rule 312.03(b). Upon consummation of the transactions contemplated by the Exchange Agreement, the Company would issue to Kimmeridge New Common Stock equal to approximately 9.9% of the Company’s then-outstanding Common Stock. As a result, the issuance of the New Common Stock pursuant to the Exchange Agreement is subject to shareholder approval for purposes of complying with Rule 312.03(b). Approval of the Issuance Proposal requires the affirmative vote of the holders of a majority of the votes cast with regard to the Issuance Proposal at the Special Meeting, if a quorum is present.
The terms of the Exchange Agreement were negotiated between the parties on an arms-length basis. Neither Kimmeridge nor any of its affiliated entities has Board representation or any other governance rights with respect to the Company. The value of Common Stock to be delivered was based on the construct of the optional redemption language in the Second Lien Notes Indenture. The price of the Common Stock used to calculate the Common Stock issued was based on the 10-day volume-weighted average price as of August 2, 2021, which was the 10-day period prior to execution of the Exchange Agreement.
The Exchange Agreement was unanimously approved by the Board upon the recommendation of the independent Nominating & ESG Committee of the Board, which is responsible for review of related party transactions for the Company.
The Board believes that the transactions contemplated by the Exchange Agreement will strengthen the Company’s financial position by accelerating deleveraging initiatives and reducing cash interest expense by approximately $20 million per year. In addition, the transactions will improve the standing of shareholders in the capital structure of the Company and enhance Callon’s access to debt capital markets, providing the opportunity for reductions in the corporate cost of capital.
The Voting Agreements
In connection with the execution of the Exchange Agreement, each of our executive officers and directors entered into the Voting Agreement. On the terms and conditions set forth in the Voting Agreement, our executive officers and directors agreed to vote all of the shares of Common Stock over which they have voting power (representing in the aggregate approximately 2% of the Company’s total outstanding voting power as of the Record Date) in favor of the Issuance Proposal. The foregoing description of the Voting Agreement is qualified in its entirety by reference to the Voting Agreement, which is attached hereto as Annex B.
Kimmeridge has also agreed, pursuant to the Exchange Agreement, to vote all of the shares of Common Stock for which it has voting power in favor of the Issuance Proposal. Additionally, Kimmeridge agreed, pursuant to the Exchange Agreement, not to transfer any Second Lien Notes and substantially all of the Common Stock beneficially held by it until the closing of the transactions pursuant to the Exchange Agreement, subject to certain exceptions, including (i) transfers of Common Stock to Affiliates who agree in writing to be bound by the Exchange Agreement and deliver an executed written agreement to that effect to the Company prior to such transfer, (ii) transfers of up to 500,000 shares of Common Stock, and (iii) transfers of Common Stock with the prior written consent the Company. As of September 3, 2021, Kimmeridge was the beneficial owner of 6,188,157 shares of Common Stock, representing approximately 13.4% of the Company’s total outstanding voting power. Additionally, pursuant to the purchase and sale agreements executed in connection with the Primexx Transaction, Primexx has also agreed to vote all shares of Common Stock over which they will have voting power (estimated to be 9.19 million shares, subject to purchase price adjustments pursuant to the purchase and sale agreements) in favor of the Issuance Proposal.
In the aggregate, the foregoing voting agreements represent approximately 16 million, or approximately 30%, of the shares anticipated to be outstanding on the Record Date.
Registration Rights Agreement
In connection with the execution of the Exchange Agreement and issuance of New Common Stock thereunder, the Company and Kimmeridge agreed to enter into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which the Company is required to, subject to certain exceptions, prepare and file a registration statement under the Securities Act with the Securities and Exchange Commission, within three business days of the Closing Date (as defined in the Exchange Agreement), in order to permit the public resale of the New Common Stock. The Registration Rights Agreement will also include certain customary demand rights for underwritten offerings and piggyback rights.
RECOMMENDATION OF THE BOARD
THE BOARD RECOMMENDS A VOTE “FOR”
THE APPROVAL OF THE ISSUANCE PROPOSAL

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth beneficial ownership information with respect to our Common Stock as of September 3, 2021 for (i) each person known by us to beneficially own 5% or more of our outstanding Common Stock; (ii) each of our named executive officers (“NEOs”), (iii) each of our directors, and (iv) all of our directors and executive officers as of the Record Date, as a group. Unless otherwise noted, each person listed below has sole voting and investment power with respect to the shares of our Common Stock listed below as beneficially owned by the person. Information set forth in the table with respect to beneficial ownership of Common Stock has been obtained from filings made by the named beneficial owners with the SEC as of September 3, 2021, or, in the case of our executive officers and directors, has been provided to us by such individuals. As of September 3, 2021, the Company had 46,290,611 shares outstanding.
None of the shares beneficially owned by our executive officers or directors has been pledged as security for an obligation. Our Insider Trading Policy prohibits our executive officers and directors from holding Callon securities in a margin account or pledging Callon securities as collateral for a loan.

	Beneficial Ownership
Name of Beneficial Owner	Shares (#)	Percent of Class
Holders of More Than 5%: (1)
Kimmeridge Energy Management Company, LLC(2)	6,188,157	13.4%
BlackRock, Inc.(3)	4,415,315	9.5%
JB Investments Management, LLC(4)	3,055,211	6.6%

Named Executive Officers:
Joseph C. Gatto, Jr.(5)	75,457	*
Kevin Haggard(6)	–	–
Jeffrey S. Balmer(7)	8,480	*
Michol L. Ecklund(8)	9,482	*
Gregory F. Conaway(9)	34,289	*
James P. Ulm, II(10)	15,428	*
Directors:
Frances Aldrich Sevilla-Sacasa(11)	4,384	*
Matthew R. Bob	12,236	*
Barbara J. Faulkenberry	8,798	*
Michael L. Finch	9,081	*
L. Richard Flury(12)	33,895	*
S. P. Johnson IV(13)	150,094	*
Larry D. McVay(14)	24,635	*
Anthony J. Nocchiero	18,021	*
James M. Trimble	10,336	*
Steven A. Webster(15)	763,596	1.6%
All Executive Officers and Directors as a Group (consisting of 16 persons)(16)	1,178,212	2.5%

*    Less than 1%.

(1)    Pursuant to the purchase and sale agreements executed in connection with the Primexx Transaction, Primexx Resource Development, LLC and BPP Acquisition, LLC are expected to receive an estimated 9.19 million shares, subject to purchase price adjustments pursuant to the purchase and sale agreements and the closing of the transactions contemplated thereby.
(2)    Kimmeridge EMC, in its capacity as an investment adviser to Kimmeridge, exercises voting and investment control over the securities held by Kimmeridge. Kimmeridge EMC has shared voting and shared dispositive power over 5,585,654 shares. Kimmeridge does not have sole voting or sole dispositive power over any shares. Kimmeridge EMC’s address is 412 West 15 Street, 11th Floor, New York, NY 10011. This information is based on Kimmeridge EMC’s most recent Statement on Schedule 13G filed on March 5, 2021.
(3)    BlackRock, Inc. (“BlackRock”), in its capacity as a parent holding company or control person for various subsidiaries (none of which individually owns more than 5% of our outstanding Common Stock), may be deemed to beneficially own the indicated shares. BlackRock has sole voting power over 4,404,928 shares and sole dispositive power over 4,415,315 shares. BlackRock does not have shared voting or shared dispositive power over any of the shares. BlackRock’s address is 55 East 52nd St., New York, NY 10055. This information is based on BlackRock’s most recent Statement on Schedule 13G filed on February 5, 2021.
(4)    JB Investments Management, LLC (“JB Investments”), in its capacity as an investment adviser, may be deemed to beneficially own the indicated shares, along with JB Investments Fund III, L.P., JB Investments Parallel Fund III, L.P. (together with JB Investments Fund III, L.P., the “Funds”). JB Investments Fund III GP, LLC is the general partner of, and may be deemed to beneficially own securities owned by the Funds. Mr. Brian J. Riley is the sole manager of, and may be deemed to beneficially own securities owned by JB Investments. JB Investments has shared voting and shared dispositive power over 3,055,211 shares. JB Investment’s address is 355 Valley Park Road, Phoenixville, PA 19460. This information is based on JB Investment’s most recent Statement on Schedule 13G filed on May 10, 2021.
(5)    Comprised of 68,844 shares held directly by Mr. Gatto and 6,613 shares held indirectly within the 401(k) Plan. Does not include 92,278 unvested restricted stock units (“RSUs”) payable in stock and 104,896 unvested performance stock units (“PSUs”) payable in 50% stock and 50% cash.
(6)    Mr. Haggard holds has 32,406 unvested RSUs.
(7)    Comprised of 8,467 shares held directly by Dr. Balmer and 13 shares held indirectly within the 401(k) Plan. Does not include 44,604 unvested RSUs payable in stock and 47,412 unvested PSUs payable in 50% stock and 50% cash.
(8)    Comprised of 9,422 shares held directly by Ms. Ecklund and 60 shares held indirectly within the 401(k) Plan. Does not include 27,847 unvested RSUs payable in stock and 29,152 unvested PSUs payable in 50% stock and 50% cash.
(9)    Comprised of 34,829 shares held directly by Mr. Conaway. Does not include 13,316 unvested RSUs payable in stock and 8,046 unvested PSUs payable in 50% stock and 50% cash.
(10)    Comprised of 15,371 shares held directly by Mr. Ulm and 57 shares held indirectly within the 401(k) Plan.
(11)    Comprised of 4,384 shares held directly by Ms. Aldrich Sevilla-Sacasa, which includes 2,037 vested deferred RSUs, pursuant to Ms. Aldrich Sevilla-Sacasa’s election under the Deferred Compensation Plan for Outside Directors, which are payable in cash upon her separation of service as a director. Does not include 3,240 unvested deferred RSUs, pursuant to Ms. Aldrich Sevilla-Sacasa’s election under the Deferred Compensation Plan for Outside Directors, which are payable in cash upon her separation of service as a director.
(12)    Comprised of 30,895 shares held directly by Mr. Flury and 3,000 shares held in a joint tenancy with his spouse, which includes 15,559 vested deferred RSUs, pursuant to Mr. Flury’s election under the Deferred Compensation Plan for Outside Directors, which are payable in cash upon his separation of service as a director.
(13)    Comprised of 80,094 shares held directly by Mr. Johnson and 70,000 shares held indirectly with a Family Limited Partnership, which includes 15,229 vested deferred RSUs, pursuant to Mr. Johnson’s election under the Deferred Compensation Plan for Outside Directors, which are payable in cash upon his separation of service as a director.

(14)    Comprised of 24,635 shares held directly by Mr. McVay, which includes 3,501 vested deferred RSUs, pursuant to Mr. McVay’s election under the Deferred Compensation Plan for Outside Directors, which are payable in cash upon his separation of service as a director.
(15)    Comprised of 549,721 shares held directly by Mr. Webster, 64,500 shares held indirectly with his spouse, and 149,375 shares held indirectly through San Felipe Resources Company, which includes 13,192 vested deferred RSUs, pursuant to Mr. Webster’s election under the Deferred Compensation Plan for Outside Directors, which are payable in Common Stock upon his separation of service as a director.
(16)    Comprised of 884,594 shares held directly by the Company’s executive officers and directors, 3,000 shares held in a joint tenancy, 64,500 shares held indirectly by a spouse, 70,000 shares held indirectly by a Family Limited Partnership, 6,743 shares held indirectly within the Company’s 401(k) Plan, and 149,375 shares held indirectly by San Felipe Resources Company.

OTHER MATTERS
Requirements, including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business of Shareholders
In order for a proposal to be considered for inclusion in the proxy statement for the 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”) pursuant to Rule 14a-8 of the Exchange Act, such proposal must be received by the Secretary of the Company at our principal executive offices no later than December 10, 2021 (assuming the date of the 2022 Annual Meeting has not been changed by more than 30 days from the date of the 2021 Annual Meeting of Shareholders), and must otherwise be in compliance with the requirements of the SEC’s proxy rules. If the date of the 2022 Annual Meeting has been changed by more than 30 days from the date of this Annual Meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials for the 2022 Annual Meeting.
For a shareholder proposal to be introduced for consideration at the 2022 Annual Meeting but not intended to be considered for inclusion in the Company’s proxy statement and form of proxy relating to such meeting (i.e. not pursuant to Rule 14a-8 of the Exchange Act), including shareholder nominations for candidates for election as directors, a shareholder must provide written notice of such proposal to the Company not later than 120 days nor earlier than 150 days before the date of the 2022 Annual Meeting. Any such notice must describe the shareholder proposal in reasonable detail and otherwise comply with the requirements set forth in our bylaws.
Nominating Process
In accordance with our certificate of incorporation and bylaws, any shareholder may nominate a person for election to the Board upon delivery of written notice to us of such nomination. Such notice must be sent as provided in our certificate of incorporation and bylaws on or before the deadline set forth in our certificate of incorporation and bylaws and must otherwise comply with the procedures set forth in our certificate of incorporation. For nominations, the Board will consider individuals identified by shareholders on the same basis as nominees identified from other sources. A submission recommending a nominee should include:
•Sufficient biographical information to allow the Nominating & ESG Committee to evaluate the qualifications of a potential nominee in light of the director nomination procedures and criteria and any other information that would be required to be disclosed in solicitations of proxies for the election of directors;
•An indication as to whether the proposed nominee will meet the requirements for independence under NYSE and SEC guidelines;
•A description of all direct and indirect compensation and other material monetary agreements, arrangements, and understandings during the past three years, and any other material relationships, between or among the nominating shareholder or beneficial owner and each proposed nominee;
•A completed and signed questionnaire, representation, and agreement, pursuant to our bylaws, with respect to each nominee for election or re-election to the Board; and
•The proposed nominee’s written consent to serve if nominated and elected.
Other than the Issuance Proposal described in this Proxy Statement, there are no other matters to be considered at the Special Meeting.

List of Shareholders Entitled to Vote at the Special Meeting
The names of shareholders of record entitled to vote at the Special Meeting will be available at the Company’s principal office in Houston, Texas, for a period of ten (10) days prior to the Special Meeting and continuing through the Special Meeting.
Expenses Relating to this Proxy Solicitation
The Board will primarily solicit proxies by mail, and we will bear all costs incurred in the solicitation of proxies, including the preparation, printing and mailing of these proxy materials. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally or by telephone, email, facsimile or other means, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Common Stock held by such persons, and we may reimburse those brokerage houses and other custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith. In addition, to assist us with our solicitation efforts, we have retained the services of Innisfree M&A Incorporated for a fee of approximately $15,000, plus out-of-pocket expenses.

ANNEX A
Execution Version
EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”) is made and entered into as of August 3, 2021 (the “Execution Date”) by and among Callon Petroleum Company, a Delaware corporation (the “Company”) and Chambers Investments, LLC a Delaware limited liability company (“Kimmeridge”) as holder of the Company’s 9.00% Second Lien Senior Secured Notes due 2025 (the “Second Lien Notes”), issued pursuant to the Indenture, dated as of September 30, 2020 (the “Second Lien Notes Indenture”), by and among the Company, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee and collateral agent (in such capacity, the “Second Lien Notes Trustee”).
RECITALS
WHEREAS, subject to the terms and conditions set forth herein, the Company desires to issue to Kimmeridge, in exchange for the Exchanged Notes (as defined herein), new shares of common stock, par value $0.01, of the Company (the “Common Stock”), and grant certain registration rights to Kimmeridge pursuant to the registration rights agreement substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”).
NOW, THEREFORE, subject to the premises and other conditions contained herein, the parties hereto hereby agree as follows:
ARTICLE I
EXCHANGE OF NOTES
Section 1.1    Exchange of Exchanged Notes.
(a)    Subject to the terms and conditions set forth in this Agreement, at the Closing, Kimmeridge shall assign, transfer and deliver to the Company all of its right, title and interest in and to all of the Second Lien Notes held by Kimmeridge as of the date hereof, as set forth on Schedule I hereto (the “Exchanged Notes”), free and clear of any Lien (as defined herein).
(b)    Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and deliver to Kimmeridge, which shall be deemed in full satisfaction of all obligations of the Company under the Exchanged Notes, including in respect of any accrued and unpaid interest, 5,512,623 shares of Common Stock (such shares the “New Common Stock”). For the avoidance of doubt, Kimmeridge will be entitled to the interest payment that is due on October 1, 2021, and shall not be entitled to any cash payment for accrued interest after such date.
(c)    The Company is entitled to deduct and withhold from the consideration otherwise payable by or deliverable by the Company to Kimmeridge in connection with the transactions contemplated by this Section 1.1 such amounts as are required to be withheld under the Internal Revenue Code of 1986, as amended (the “Code”), or other applicable law. Any amount properly deducted and withheld and timely remitted to the appropriate taxing authority shall be treated for all purposes of this Agreement as having been paid to Kimmeridge in respect of which such deduction and withholding was made. Except in the case of any withholding required as a result of Kimmeridge’s failure to comply with Section 2.2(d), the Company shall use commercially reasonable efforts to notify Kimmeridge of its intention to withhold or deduct from the consideration payable or deliverable to Kimmeridge at least two (2) Business Days prior to the date of the applicable payment or delivery, which notice shall include a statement of the amounts it intends to withhold or deduct in respect of the applicable payment or delivery and the applicable provision of law requiring such withholding or deduction. To the extent any such withholding or deduction is required by law, the parties hereto shall cooperate in good faith to reduce or otherwise eliminate any such withholding or deduction.
(d)    The transactions contemplated by this Section 1.1 are referred to herein as the “Exchange.”
ARTICLE II
CLOSINGS
Section 2.1    Closing. Subject to the terms and conditions set forth in this Agreement, the closing of the Exchange will take place two Business Days following the satisfaction or waiver of the conditions set forth in Article V hereof or at such time as the Company and Kimmeridge mutually agree upon in writing, at the offices of Kirkland & Ellis LLP, 609 Main Street, Houston, Texas 77002 (which time and place are designated as the “Closing” and which day is referred to herein as the “Closing Date”).
Section 2.2    Closing Deliverables. On the Closing Date:
(a)    Kimmeridge shall deliver to the Second Lien Notes Trustee customary closing documentation relating to the cancelation of the Exchanged Notes, duly executed and delivered by Kimmeridge;
(b)    the Company shall deliver to Kimmeridge evidence that the New Common Stock has been issued to Kimmeridge, in accordance with Section 1.1 and the allocations set forth on Schedule I hereto, in book-entry form which such entry shall include customary restrictive legends;
(c)    Kimmeridge shall effect through, the facilities of the DTC, the delivery to the Company (or its trustee or designee) of the Exchanged Notes and all other documents and instruments reasonably requested by the Company to effect the transfer and cancellation of such Exchanged Notes to the Company in accordance with the terms hereof; and
(d)    Kimmeridge shall deliver to the Company, as applicable, a properly completed and duly executed Internal Revenue Service Form W-9 or applicable W-8 or other applicable tax forms to provide the information and certification necessary to minimize or avoid any withholding tax.
Section 2.3    Consummation of Closings. Subject to the satisfaction of all of the closing actions and deliverables set forth in Section 2.2 other than Section 2.2(d), all acts, deliveries and confirmations comprising the Closing, regardless of chronological sequence, will be deemed to occur contemporaneously and simultaneously on the date hereof.
Section 2.4    No Transfer of Exchanged Notes after the Exchange Closing; No Further Ownership Rights in Exchanged Notes. Upon consummation of the Exchange, all Exchanged Notes (or interests therein) exchanged pursuant to this Agreement will cease to be transferable and there shall be no further registration of any transfer of any such Exchanged Notes or interests therein. From and after the Exchange, Kimmeridge will cease to have any rights with respect to such Exchanged Notes, including in respect of any accrued and unpaid interest, except as otherwise provided for herein or by applicable law. Upon consummation of the Exchange, the Exchanged Notes will be cancelled and will cease to be outstanding.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
The Company hereby represents and warrants to Kimmeridge that the statements contained in this Article III are true and correct, except as may be disclosed in the Company’s reports (the “Company Reports”) filed with or furnished to the Securities and Exchange Commission (the “Commission”) and publicly available prior to the date of this Agreement (other than in the case of fraud or intentional misrepresentation or as set forth in any risk factor contained in the Company Reports):
Section 3.1    Organization and Good Standing. The Company is a corporation duly organized or formed, validly existing and in good standing under the laws of its state of incorporation and has all requisite corporate power and authority (a) to own and operate its properties, and to enter into this Agreement and the Registration Rights Agreement and perform its obligations hereunder and thereunder and (b) to issue and deliver the New Common Stock. The Company is duly qualified to do business and is in good standing in all jurisdictions wherein such qualification is necessary, except where failure so to qualify would not have a material adverse effect on the business, properties, operations, condition (financial or otherwise), prospects or results of operations of the Company, taken as a whole (a “Material Adverse Effect”).
Section 3.2    Due Authorization. The Company has all requisite power and authority (corporate, limited liability company and other) to execute, deliver and perform its obligations under this Agreement and the Registration Rights Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery of Kimmeridge, constitutes a valid and legally binding obligation of the Company enforceable against, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles, whether considered in a proceeding in equity or at law (collectively, the “Enforceability Exceptions”).
Section 3.3    No Conflicts. The execution and delivery by the Company of this Agreement and the Registration Rights Agreement and consummation of the transactions contemplated herein and therein do not and will not (i) result in any violation of any terms of the organizational documents of the Company; (ii) conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which the Company or any of its properties or assets is bound or affected or (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court or arbitrator or regulatory or government or political subdivision thereof, whether federal, state, local or foreign, or any agency or instrumentality of any such government or political subdivision thereof (a “Governmental Body”) having jurisdiction over the Company or any of its properties or assets, except, in the case of (ii) and (iii), as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.
Section 3.4    No Consents Required. No consent, approval, authorization, order, registration or qualification of, or filing with, any such court or governmental agency or body is required for the execution, delivery and performance, as relevant, by the Company of this Agreement or the Registration Rights Agreement or the consummation of the transactions contemplated herein or therein, except for such consents, approvals, authorizations, registrations or qualifications: (i) as have been obtained and which are in full force and effect, (ii) as are required in connection with the filing with the SEC of the Proxy Statement in definitive form, (iii) as are required in connection with the filing with the SEC of such reports and other filings under, and such other compliance with, the Exchange Act and the Securities Act, and under state securities, takeover and “blue sky” laws, in each case as may be required in connection with this Agreement and the transactions contemplated hereby, (iv) as are required in connection with obtaining NYSE Stockholder Approval, (v) as are required in connection with obtaining approval of the listing of the New Common Stock to be issued pursuant to this Agreement, and (vi) such consents, approvals, authorizations, orders, registrations, qualifications or filings which if not obtained or made would not, individually or in the aggregate, have a Material Adverse Effect.
Section 3.5    Capitalization. The authorized capital stock of the Company is (a) 78,750,000 shares of Common Stock and (b) 2,500,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”). All of the outstanding capital stock of the Company has been duly authorized and validly issued and is fully paid and nonassessable. As of July 31, 2021, there were: (a) 46,290,613 shares of Common Stock outstanding and (b) no shares of Preferred Stock outstanding. As of July 31, 2021, the Company had (a) 919,975 shares of Common Stock reserved for issuance pursuant to outstanding restricted stock unit awards, (b) 338,098 shares of Common Stock reserved for issuance pursuant to outstanding performance stock unit awards, which includes the maximum number of shares issuable pursuant to such awards, (c) 1,589,450 shares of Common Stock authorized and available for issuance pursuant to future grants made under the Company’s equity incentive plan and (d) 1,066,380 shares of Common Stock reserved for future exercises of currently outstanding warrants. The Company has no shares of Common

Stock reserved for issuance except for the shares of Common Stock referenced in the preceding sentence. The Company has good title to all outstanding capital stock or limited liability company interests of its subsidiaries, subject to Liens granted under the Company’s Credit Agreement, dated as of December 20, 2019, by and among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto (as amended, the “Credit Agreement”), the Security Documents (as defined in the Second Lien Notes Indenture) and other liens permitted under the Credit Agreement, the Second Lien Notes Indenture, and all such capital stock or limited liability company interests are duly issued, fully paid and non-assessable, to the extent applicable. Except as disclosed in the Company Reports, as of the date of this Agreement, there are no preemptive or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements, calls, commitments or rights of any kind that obligate the Company to issue or sell any shares of capital stock or other equity securities of the Company or any securities or obligations convertible or exchangeable into or exercisable for, or giving any person a right to subscribe for or acquire, any equity securities of the Company, and no securities or obligations evidencing such rights are authorized, issued or outstanding. Except as disclosed in the Company Reports, as of the date of this Agreement, the Company does not have outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter.
Section 3.6    No Violation or Default. Neither the Company nor any of its subsidiaries is in (i) violation of its certificate of formation, certificate of incorporation, limited liability company agreement, bylaws or other equivalent organizational documents, (ii) breach or default (or an event which, with notice or lapse of time or both, would constitute such an event) in the performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or (iii) violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties and assets, except for, with respect to clauses (ii) and (iii), any such violation, breach or default that has not had, or would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.
Section 3.7    Offering. Assuming the accuracy of the representations and warranties of Kimmeridge contained in Article IV, (i) the offer, issue, and delivery of the New Common Stock pursuant to this Agreement by the Company to Kimmeridge under this Agreement does not require registration under the Securities Act, (ii) the New Common Stock was not offered by any form of general solicitation or general advertising and (iii) the New Common Stock is not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws.
Section 3.8     No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or any of its subsidiaries for a brokerage commission, finder’s fee or like payment in connection with the Exchange. Kimmeridge is not required to pay any broker, finder or investment banker any brokerage, finder’s or other fee or commission with respect to the consummation of the transactions contemplated by this Agreement as a result of arrangements made the Company or any of its subsidiaries.
Section 3.9    No Other Representations or Warranties. Except for the representations and warranties contained in this Article III, neither the Company nor any Affiliate or representative of the Company has made or is making any representation or warranty of any kind or nature whatsoever, oral or written, express or implied with respect to the Company, this Agreement or the transactions contemplated hereby and the Company hereby disclaims any reliance on any representation or warranty of Kimmeridge or any Affiliate or representative thereof except for the representations and expressly set forth in Article IV.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF KIMMERIDGE
Kimmeridge hereby represents and warrants to the Company that the statements contained in this Article IV are true and correct:
Section 4.1    Organization and Good Standing. Kimmeridge is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation or incorporation and has all requisite power and authority to enter into this Agreement and perform its obligations hereunder.
Section 4.2    Due Authorization. Kimmeridge has all requisite power and authority (corporate, limited liability company or other) to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by Kimmeridge and will constitute a valid and binding obligation of Kimmeridge, enforceable against such Kimmeridge in accordance with its terms, except as such enforceability may be limited by Enforceability Exceptions.
Section 4.3    No Conflicts. The execution and delivery by Kimmeridge of this Agreement and consummation of the transactions contemplated herein do not and will not (i) result in any violation of any terms of the organizational documents of Kimmeridge; (ii) conflict with or result in a breach by Kimmeridge of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other material agreement or instrument to which Kimmeridge is a party or by which Kimmeridge or any of its properties or assets is bound or affected or (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court or arbitrator or regulatory or Governmental Body having jurisdiction over Kimmeridge or any of its properties or assets, except, in the case of (ii) and (iii), as would not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the business, properties, operations, financial condition or results of operations of Kimmeridge and its subsidiaries, taken as a whole.
Section 4.4    Ownership of Notes. Kimmeridge is, as of the date hereof, (i) the sole beneficial owner of the Exchanged Notes, the principal amount of which is set forth on Schedule I hereto, having the power to vote and dispose of such Exchanged Notes and

(ii) entitled to all of the rights and economic benefits of such Exchanged Notes. There are no outstanding agreements, arrangements or understandings under which Kimmeridge may be obligated to transfer any of the Exchanged Notes, other than this Agreement.
Section 4.5    Ownership of Common Stock. Kimmeridge is, as of the date hereof, the sole beneficial owner of 5,585,654 shares of Common Stock, having the sole power to dispose of such shares Common Stock and vote such shares of Common Stock at any meeting of the stockholders of the Company. There are no outstanding agreements, arrangements or understandings under which Kimmeridge may be obligated to transfer such shares of Common Stock prior to the Closing Date.
Section 4.6    Transfers. Kimmeridge has made no prior assignment, sale, participation, grant, conveyance or other transfer of, and has not entered into any other agreement to assign, sell, participate, grant or otherwise transfer (except for Liens in favor of a broker dealer over property in an account with such dealer generally in which an encumbrance is released upon transfer), in whole or in part, any portion of its right, title or interests in the Exchanged Notes, subject to this Agreement, that is inconsistent with the representations and warranties made in Section 4.4 or Section 4.5 hereof or that would render Kimmeridge otherwise unable to comply with its obligations under this Agreement.
Section 4.7    No Liens. The Exchanged Notes are not subject to any Lien, except for Liens in favor of a broker dealer over property in an account with such dealer generally in which an encumbrance is released upon transfer. The execution and delivery of, and the performance by Kimmeridge of its obligations under, this Agreement, will not result in the creation of any Lien upon the Exchanged Notes other than those arising hereunder. Upon the consummation of the Exchange, the Company will acquire the Exchanged Notes free and clear of any Lien other than Liens arising from acts of the Company, contemplated herein, provided for under the Credit Agreement or the Second Lien Notes Indenture or arising under applicable securities laws.
Section 4.8    Investment Experience. Kimmeridge has such knowledge and experience in financial and business affairs that Kimmeridge is capable of evaluating the merits and risks of an investment in the New Common Stock. Kimmeridge is an “accredited investor,” within the meaning of Rule 501 under the Securities Act and a “qualified institutional buyer” as defined in Rule 144A under the Securities Act. Kimmeridge will acquire the New Common Stock for its own account, for investment, and not with a view to or for sale in connection with any distribution thereof in violation of the registration provisions of the Securities Act or the rules and regulations promulgated thereunder. Kimmeridge understands that the New Common Stock is being issued to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Kimmeridge’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Kimmeridge set forth herein in order to determine the availability of such exemptions and the eligibility of Kimmeridge to acquire the New Common Stock. Kimmeridge acknowledges that no representations, express or implied, are being made with respect to the Company, the New Common Stock, or otherwise in connection with the transactions contemplated by this Agreement, other than those expressly set forth herein.

In making its decision to invest in the New Common Stock hereunder, Kimmeridge has relied upon independent investigations made by Kimmeridge and, to the extent believed by Kimmeridge to be appropriate, Kimmeridge’s representatives, including Kimmeridge’s own professional, tax and other advisors. Kimmeridge and its representatives have been given the opportunity to ask questions of, and to receive answers from, the Company and its representatives concerning the terms and conditions of the investment in the New Common Stock. Kimmeridge has reviewed, or has had the opportunity to review, all information it deems necessary and appropriate for its to evaluate the financial risks inherent in an investment in the New Common Stock and has had sufficient time to evaluate the transactions contemplated by the this Agreement. Kimmeridge understands that its investment in the New Common Stock involves a high degree of risk and that no Governmental Body having jurisdiction over such Investor or any of its subsidiaries or any of their properties and assets has passed on or made any recommendation or endorsement of the New Common Stock.
Section 4.9    Securities Law Matters. Kimmeridge has been advised by the Company and acknowledges that: (i) the offer and sale of the New Common Stock has not been registered under the Securities Act; and (ii) the offer and sale of the New Common Stock is intended to be exempt from registration under the Securities Act pursuant to Section 4(a)(2) under the Securities Act. Kimmeridge is familiar with the Securities Act, as presently in effect, and understands the resale limitations imposed thereby.
Section 4.10    No Other Representations or Warranties. Except for the representations and warranties contained in this Article IV, neither Kimmeridge nor any Affiliate or representative of Kimmeridge has made or is making any representation or warranty of any kind or nature whatsoever, oral or written, express or implied with respect to Kimmeridge, this Agreement or the transactions contemplated hereby and Kimmeridge hereby disclaims any reliance on any representation or warranty of the Company or any Affiliate or representative thereof except for the representations and expressly set forth in Article III.
ARTICLE V
CONDITIONS PRECEDENT TO EXCHANGE
Section 5.1    Conditions Precedent to the Company’s Obligation to Consummate the Exchange. The obligation of the Company to consummate the Exchange at Closing is subject to the satisfaction or waiver (by the Company) of the following conditions:
(a)    Representations and Warranties. Each of the representations and warranties of Kimmeridge set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent such representation or warranty speaks to a specific date, in which case, as of such specific date).
(b)    Performance; No Default. Kimmeridge shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing Date.

(c)    No Actions. No action suit or legal, administrative or arbitral proceeding or investigation (an “Action”) shall have been instituted (or be pending) by or before any court or governmental agency or body to restrain or prohibit this Agreement or the consummation of the Exchange. No preliminary or permanent injunction or other order issued by any federal or state court of competent jurisdiction preventing consummation of the Exchange shall be in effect.
(d)    Stockholder Approval. The Company shall have obtained NYSE Stockholder Approval for the issuance of the New Common Stock to Kimmeridge pursuant to this Agreement.
Section 5.2    Conditions Precedent to Kimmeridge’s Obligation to Consummate the Exchange. The obligation of Kimmeridge to consummate the Exchange at Closing is subject to the satisfaction or waiver (by Kimmeridge) of the following conditions:
(a)    Representations and Warranties. Each of the representations and warranties of the Company set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent such representation or warranty speaks to a specific date, in which case, as of such specific date).
(b)    Performance; No Default. The Company shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by the Company prior to or at the Closing Date.
(c)    Officer’s Certificate. Kimmeridge shall have received a certificate, dated as of the Closing Date, of an Officer of the Company, certifying that the conditions specified in Section 5.2(a) and Section 5.2(b) have been fulfilled.
(d)    No Actions. No Actions shall have been instituted (or be pending) by or before any court or governmental agency or body to restrain or prohibit this Agreement or the consummation of the Exchange. No preliminary or permanent injunction or other order issued by any federal or state court of competent jurisdiction preventing consummation of the Exchange shall be in effect.
(e)    Stockholder Approval. The Company shall have obtained NYSE Stockholder Approval for the issuance of the New Common Stock to Kimmeridge pursuant to this Agreement.
(f)    NYSE SLAP. The Company has delivered to Kimmeridge a fully executed “Supplemental Listing Application” approving the shares of New Common Stock for listing by the NYSE.
(g)    Registration Rights Agreement. The Registration Rights Agreement shall have been executed and delivered by the parties thereto and shall be in full force and effect.

(h)    Primexx Acquisition. The Company shall have consummated the transactions contemplated by (i) that certain purchase and sale agreement, dated as of the date hereof, by and among the Company, Callon Petroleum Operating Company and Primexx Resource Development, LLC and (ii) that certain purchase and sale agreement, dated as of the date hereof, by and among the Company, Callon Petroleum Operating Company and BPP Acquisition LLC.
ARTICLE VI
CERTAIN COVENANTS AND AGREEMENTS
Section 6.1    NYSE Stockholder Approval. The Company shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary or advisable to obtain, as promptly as reasonably practicable, stockholder approval (“NYSE Stockholder Approval”) under the stockholder approval rules contained in Rule 312.03(b) of the New York Stock Exchange Listed Company Manual, for the issuance of the New Common Stock to Kimmeridge pursuant to this Agreement. Notwithstanding the foregoing, within 30 days following the date hereof, the Company shall prepare and file with the Commission a proxy statement in preliminary form containing the information specified in Schedule 14A of the Securities Exchange Act of 1934, as amended, in connection with obtaining NYSE Stockholder Approval (the “Proxy Statement” and such proposal to be approved by the Company’s stockholders, the “Related Party Issuance Proposal”). The Company shall cooperate and provide Kimmeridge with a reasonable opportunity to review and comment on the Proxy Statement (including each amendment or supplement thereto) and all responses to requests for additional information by and replies to comments of the SEC, including the proposed final version of any such document or responses, prior to filing such documents with the SEC, and the Company will give reasonable consideration to all comments reasonably proposed by Kimmeridge. The Company will take, in accordance with applicable law, the NYSE listing rules and its certificate of incorporation and bylaws, all action necessary to call, hold and convene a special meeting of its stockholders to consider and vote upon the Related Party Issuance Proposal as promptly as reasonably practicable after the filing of the Proxy Statement in definitive form with the SEC.
Section 6.2    Agreement To Retain Securities.
(a)    From the date hereof until the Closing Date, Kimmeridge shall not, with respect to any shares of Common Stock Beneficially Owned or Exchanged Notes held by Kimmeridge, (i) Transfer any such Exchanged Notes or Common Stock or (ii) deposit any such shares of Common Stock into a voting trust or enter into a voting agreement or arrangement with respect to such shares of Common Stock or grant any proxy (except as otherwise provided herein) or power of attorney with respect thereto or (iii) agree (regardless of whether in writing) to take any of the actions referred to in the foregoing clause (i) or (ii).
(b)    Notwithstanding Section 6.2(a), Kimmeridge may: (i) Transfer shares of Common Stock to one or more Affiliates who agrees in writing to be bound by this Agreement and delivers a copy of such executed written agreement to the Company prior to the consummation of such transfer, (ii) Transfer up to 500,000 shares of Common Stock or (iii) Transfer shares of Common Stock with the prior written consent the Company.
Section 6.3    Agreement to Vote.
(a)    From and after the date hereof until the earlier of (i) the Closing Date and (ii) the termination of this Agreement in accordance with Section 8.1, Kimmeridge irrevocably and unconditionally agrees that it shall, at any meeting of the stockholders of the Company (whether or not an adjourned or postponed meeting), however called, (x) appear at such meeting or otherwise cause the shares of Common Stock to be counted as present thereat for purpose of establishing a quorum and (y) with respect to any meeting at which a vote of the Company’s stockholders is requested, vote, or cause to be voted at such meeting, all shares of Common Stock then Beneficially Owned by Kimmeridge (including by proxy or written consent, if applicable) as of the record date set therefore:
(i)    in favor of the Related Party Issuance Proposal;
(ii)    against any other proposal, transaction, agreement or other action inconsistent with or made in opposition to approval of the Related Party Issuance Proposal or matters contemplated by this Agreement.
(iii)    against any other proposal, transaction, agreement or other action that would or would reasonably be expected to result in a breach in any respect of any covenant, representation, warranty or other agreement contained in this Agreement; and
(iv)    in favor of any proposal to adjourn or postpone such stockholder meeting to a later date if there are not sufficient votes to approve the Related Party Issuance Proposal.
(b)    From and after the date hereof until the earlier of (i) the Closing Date and (ii) the termination of this Agreement in accordance with Section 8.1, Kimmeridge hereby irrevocably and unconditionally grants to, and appoints, the Company and any designee of the Company (determined in the Company’s sole discretion) as its proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Kimmeridge, to vote or cause to be voted (including by proxy or written consent, if applicable) its then owned shares of Common Stock at any such meeting of the Company’s stockholders contemplated by this Agreement in accordance with the Section 6.3(a). Kimmeridge further affirms that the irrevocable proxy set forth in this Section 6.3(b) is coupled with an interest and, except upon the occurrence of the Closing or termination in accordance with Section 8.1, is intended to be irrevocable.
(c)    From and after the date hereof until the earlier of (i) the Closing Date and (ii) the termination of this Agreement in accordance with Section 8.1, Kimmeridge agrees not to take, and shall cause its controlled Affiliates and representatives not to take, any other action that could reasonably be expected to impede, interfere with, delay, discourage, postpone or adversely affect the transactions contemplated by this Agreement. Any attempt to vote, consent or dissent with respect to (or otherwise to utilize the voting power of), the shares of Common Stock Beneficially Owned by Kimmeridge in contravention of Section 6.2 and this Section 6.3 shall be null and void ab initio.
Section 6.4    Tax Matters. The Company and Kimmeridge agree that the transactions contemplated by this Agreement are properly considered a “recapitalization” under Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended. Each of the Company and Kimmeridge shall report the transactions contemplated herein consistent with this Section 6.4 and shall not take any position contrary on any tax return, audit, or otherwise except as clearly required by law; provided, that nothing in this Section 6.4 shall be interpreted to in any way hinder or prevent either Party’s ability to settle any audit, litigation, or other dispute with any taxing authority.
ARTICLE VII
SURVIVAL; INDEMNIFICATION
Section 7.1    Survival. The representations and warranties of the Company and Kimmeridge contained in this Agreement or in any certificate furnished hereunder shall survive Closing for a period of twelve (12) months following the Closing Date regardless of any investigation made by or on behalf of the Company or Kimmeridge, except (a) the representations and warranties of the Company set forth in Section 3.1, and 3.2, shall survive indefinitely and (b) the representations and warranties of Kimmeridge set forth in Section 4.1, and 4.2 shall survive indefinitely. The covenants in this Agreement that are to be performed in whole or part from or after Closing shall survive the Closing until fully performed.
Section 7.2    Indemnification.
(a)    The Company agrees to indemnify and hold harmless Kimmeridge, its affiliates, directors and officers, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any breach of its representations or covenants contained in this Agreement.
(b)    Kimmeridge agrees to indemnify and hold harmless the Company, each of its respective directors and officers from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any breach of Kimmeridge’s representations or covenants contained in this Agreement.
(c)     If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the

Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for Kimmeridge, its affiliates, directors and officers and any control persons of Kimmeridge shall be designated in writing by Kimmeridge and any such separate firm for the Company, its respective directors and officers and any control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

ARTICLE VIII
MISCELLANEOUS
Section 8.1    Termination.
(a)    This Agreement may be terminated at any time prior to Closing as follows:
(i)    by the Company and Kimmeridge upon the mutual written agreement to terminate the Agreement;
(ii)    by the Company or Kimmeridge if the consummation of the Exchange has not occurred at or prior to 11:59 p.m. on December 31, 2021 (the “Outside Date”);
(iii)    by the Company or Kimmeridge in the event of an order, judgment or decree delaying the consummation of the Exchange beyond the Outside Date; or
(iv)    by Kimmeridge, if the Company has materially breached this Agreement, or by the Company, if Kimmeridge has materially breached this Agreement.
(b)    In the event of any termination as provided in this Section 8.1, this Agreement, solely as it relates to the agreements contained herein between Kimmeridge and the Company, shall immediately become void and of no further force or effect; provided, however, that the provisions of this Article VIII shall survive any such termination. Notwithstanding the foregoing, in no event shall any such termination pursuant to this Section 8.1 relieve Kimmeridge or the Company from: (i) liability for its breach or non-performance of its obligations under this Agreement before the date of such termination or (ii) any obligations under this Agreement which expressly survive any such termination hereunder.
Section 8.2    Severability. The invalidity or unenforceability of any provision hereof will in no way affect the validity or enforceability of any other provision or the validity and enforceability of this Agreement in any other jurisdiction.
Section 8.3    Governing Law; Jurisdiction. This Agreement will in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules. All actions or proceedings arising out of or relating to this Agreement will be heard and determined exclusively in any federal court of the United States of America sitting in the City of New York, Borough of Manhattan; provided, that if such federal court does not have jurisdiction over such action or proceeding, such action or proceeding will be heard and determined exclusively in any state court sitting in the City of New York, Borough of Manhattan. Consistent with the preceding sentence, the parties hereto hereby (i) submit to the exclusive jurisdiction of any federal or state court sitting in City of New York, Borough of Manhattan, for the purpose of any action or proceeding arising out of or relating to this Agreement brought by any party hereto and (ii) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the action or proceeding is brought in an inconvenient forum, that the venue of the action or proceeding is improper, or that this Agreement or the transactions contemplated by this Agreement may not be enforced in or by any of the above-named courts.
Section 8.4    Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
Section 8.5    Headings. Section headings in this Agreement are included herein for convenience of reference only and will not constitute a part of, or affect the interpretation of, this Agreement.
Section 8.6    Certain Definitions. Capitalized terms in this Agreement shall have the meanings specified below, or as specified elsewhere in this Agreement, for all purposes hereof. The following terms, as used in this Agreement, shall have the meanings as set forth below:
(a)    “Affiliate” means, with respect to a specified Person, any other Person, directly or indirectly Controlling or Controlled by or under direct or indirect common Control with such specified Person; provided, that the Company, Affiliates of the Company, and any portfolio company of Kimmeridge, or any Affiliates of any portfolio company of Kimmeridge (which are not otherwise Affiliates of Kimmeridge and would only be deemed Affiliates of Kimmeridge pursuant to their relationship with one or more portfolio companies of Kimmeridge) shall not be deemed an Affiliate of Kimmeridge, as applicable.
(b)    “Beneficially Own” shall have the meaning assigned to such term in Rule 13d-3 under the Exchange Act, and any Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such Rule.
(c)    “Business Day” means any day other than a day on which banks are permitted or required to be closed in New York City.
(d)    “Control,” “Controlling” or “Controlled” means, as to a specified Person, the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

(e)    “Lien” means, except as otherwise specifically defined in this Agreement, any lien, pledge, mortgage, security interest, charge, option or other encumbrance of adverse claim of any kind.
(f)    “Officer” means the President and Chief Executive Officer, the Chief Financial Officer, or any Senior Vice President of the Company.
(g)    “Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.
(h)    “Transfer” means (a) any direct or indirect offer, sale, lease, assignment, encumbrance, loan, pledge, grant of a security interest, hypothecation, disposition or other similar transfer (by operation of law or otherwise), either voluntary or involuntary, or entry into any contract, option or other arrangement or understanding with respect to any offer, sale, lease, assignment, encumbrance, loan, pledge, hypothecation, disposition or other transfer (by operation of law or otherwise), of any shares of Common Stock owned by Kimmeridge (whether beneficially or of record), including in each case through the Transfer of any Person or any interest in any Person or (b) in respect of any capital stock or interest in any capital stock, to enter into any swap or any other agreement, transaction or series of transactions, other than as permitted by Section 6.2(b), that results in an amount of Shares subject to Section 6.2 and 6.3 that is less than the amount of shares of Common Stock subject to Section 6.2 and 6.3 as of the date hereof.
Section 8.7    Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and either of the parties hereto may execute this Agreement by signing any such counterpart. A facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party.
Section 8.8    Assignment; Binding Effect. Kimmeridge shall not convey, assign or otherwise transfer any of its rights or obligations under this Agreement without the express written consent of the Company, and the Company shall not convey, assign or otherwise transfer any of its rights and obligations under this Agreement without the express written consent of each Kimmeridge. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
Section 8.9    Waiver; Remedies. No delay on the part of Kimmeridge or the Company in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of Kimmeridge or the Company of any right, power or privilege under this Agreement operate as a waiver of any other right, power or privilege of such party under this Agreement, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege under this Agreement.

Section 8.10    Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this agreement or to enforce specifically the performance of the terms and provisions hereof in addition to any other remedy to which they are entitled at law or in equity.
Section 8.11    Entire Agreement. This Agreement represent the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior agreements and understandings (whether written or oral) between the parties hereto with respect to the subject matter hereof.
Section 8.12    Amendment. This Agreement may be modified or amended only by written agreement of each of the parties to this Agreement.
Section 8.13    Notice. Any notice or communications hereunder shall be in writing and will be deemed to have been given if delivered in person or by electronic transmission or by registered or certified first-class mail or courier service to the following addresses, or such other addresses as may be furnished hereafter by notice in writing:
if to the Company:

Callon Petroleum Company
One Briarlake Plaza
2000 W. Sam Houston Parkway S., Suite 2000
Houston, Texas
Attention:	Michol Ecklund, Senior Vice President, General Counsel and Corporate Secretary
Email:	mecklund@callon.com
legal@callon.com

with a copy to, which shall not constitute notice to the Company:

Kirkland & Ellis LLP
609 Main St
Houston, TX 77002
Attention:	Sean T. Wheeler
Michael W. Rigdon
Email:	sean.wheeler@kirkland.com
michael.rigdon@kirkland.com

if to Kimmeridge:

c/o Kimmeridge Energy Management Company
412 West 15th Street, 11th Floor
New York, New York 10011
Attention:	Tamar Goldstein
Email:	tamar.goldstein@kimmeridge.com

With a copy to (which shall not constitute notice):

c/o Sidley Austin LLP
1000 Louisiana Street, Suite 5900
Houston, TX 77002
Attention:	Irving L. Rotter
George J. Vlahakos
Email:	irotter@sidley.com
gvlahakos@sidley.com

Section 8.14    Expenses. If, prior to the consummation of the Exchange, this Agreement is terminated in accordance with Section 8.1, all costs and expenses incurred by Kimmeridge in connection with, or in anticipation of, this Agreement and the transactions contemplated hereby shall be paid by the Company within fifteen (15) Business Days after the Company’s receipt of the applicable invoice. For the avoidance of doubt, in the event that the Exchange is consummated, all costs and expenses incurred by Kimmeridge in connection with, or in anticipation of, this Agreement and the transactions contemplated hereby shall be borne by Kimmeridge.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers, as of the date first above written.

COMPANY:
CALLON PETROLEUM COMPANY

By:	/s/ Joseph C. Gatto, Jr.
Name:	Joseph C. Gatto, Jr.
Title:	President & CEO
Signature Page to Exchange Agreement

KIMMERIDGE:
CHAMBERS INVESTMENTS, LLC

By:	/s/ Noam Lockshin
Noam Lockshin
Manager
Signature Page to Exchange Agreement

Schedule I

Holder Name	Aggregate Principal Amount of 2025 Notes for DWAC Withdrawal CUSIP/ISIN Numbers: 13123X BB7 / U1303X AF3	Aggregate Number of Shares of New Common Stock to be Issued	Holder EIN	Business Address
Chambers Investments, LLC	$197,000,000	5,512,623	85-3027096	412 West 15th Street, 11th Floor New York, New York 10011
Schedule I to Exchange Agreement

Exhibit A
Form of Registration Rights Agreement
[See attached]
Exhibit A to Exchange Agreement

Exhibit Version
REGISTRATION RIGHTS AGREEMENT

BY AND BETWEEN
CALLON PETROLEUM COMPANY
AND
CHAMBERS INVESTMENTS, LLC
This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of [●], by and among Callon Petroleum Company, a Delaware corporation (the “Company”), and Chambers Investments, LLC, and the entities affiliated therewith (“Kimmeridge”).
WHEREAS, this Agreement is entered into in connection with the Company’s issuance of shares of common stock, par value $0.01, of the Company (the “Common Stock”) in exchange for the Company’s 9.0% Second Lien Senior Secured Notes due 2025 pursuant to that certain Exchange Agreement (the “Exchange Agreement”), dated as of August 3, 2021, by and between the Company and Kimmeridge; and
WHEREAS, the Company has agreed to provide the registration and other rights set forth in this Agreement for the benefit of Kimmeridge pursuant to the Exchange Agreement; and
WHEREAS, it is a condition to the obligations of Kimmeridge under the Exchange Agreement that this Agreement be executed and delivered.
NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01    Definitions. The terms set forth below are used herein as so defined:
“Affiliate” shall have the meaning ascribed to it, on the date hereof, in Rule 405 under the Securities Act.
“Agreement” has the meaning specified therefor in the introductory paragraph of this Agreement.
“Board” means the Board of Directors of the Company.
EX A-1

“Beneficially Own” shall have the meaning assigned to such term in Rule 13d-3 under the Exchange Act, and any Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such Rule.
“Business Day” means any day other than a Saturday, Sunday, any federal legal holiday or day on which banking institutions in the State of New York or State of Texas are authorized or required by law or other governmental action to close.
“Closing Date” means the date of consummation of the transactions contemplated by the Exchange Agreement.
“Common Stock” means the shares of common stock, par value $0.01 per share, of the Company.
“Common Stock Price” means the volume weighted average closing price of the Common Stock (as reported by the NYSE or, if the NYSE is not the Company’s primary securities exchange or market, such primary securities exchange or market) for the twenty (20) trading days immediately preceding the date on which the determination is made (or, if such price is not available, as determined in good faith by the Board).
“Company” has the meaning specified therefor in the introductory paragraph of this Agreement.
“Control” means the possession, directly or indirectly, of the power to direct, or cause the direction of, the management and policies of a Person whether though the ownership of voting securities, by contract or otherwise. The terms “Controlled” and “Controlling” shall have correlative meanings.
“Effective Date” means, with respect to a particular Shelf Registration Statement, the date of effectiveness of such Shelf Registration Statement.
“Effectiveness Period” means the period beginning on the Effective Date for the Registration Statement and ending at the time all Registrable Securities covered by such Registration Statement have ceased to be Registrable Securities.
“Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules and regulations of the SEC promulgated thereunder.
“Exchange Agreement” has the meaning specified therefor in the recitals of this Agreement.
“Existing Registration Rights Agreement” means the registration rights agreement, dated as of September 30, 2020, by and between the Company and Kimmeridge.
“Freely Tradable” means, with respect to any security, that such security, when held by the holder thereof, is no longer subject to the restrictions on trading under the provisions of Rule 144 under the Securities Act (or any successor rule or regulation to Rule 144 then in force),
EX A-2

including volume and manner of sale restrictions, and the current public information requirement of Rule 144(e) (or any successor rule or regulation to Rule 144 then in force) no longer applies; provided that if a Holder Beneficially Owns 10% or more of the Company’s then outstanding Common Stock, then such Holder’s Common Stock shall be deemed not to be Freely Tradable for so long as such Holder Beneficially Owns 10% or more of the Company’s outstanding Common Stock.
“Governmental Authority” means any federal, state, local or foreign government, or other governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body.
“Holder” means the holder of any Registrable Securities.
“Included Registrable Securities” has the meaning specified therefor in Section 2.02(a) of this Agreement.
“Kimmeridge” has the meaning specified therefor in the introductory paragraph of this Agreement.
“Law” means any statute, law, ordinance, regulation, rule, order, code, governmental restriction, decree, injunction or other requirement of law, or any judicial or administrative interpretation thereof, of any Governmental Authority.
“Losses” has the meaning specified therefor in Section 2.08(a) of this Agreement.
“Managing Underwriter” means, with respect to any Underwritten Offering, the book-running lead manager of such Underwritten Offering.
“Notes” has the meaning specified therefor in the introductory paragraph of this Agreement.
“NYSE” means The New York Stock Exchange, Inc.
“Opt-Out Notice” has the meaning specified therefor in Section 2.02(a) of this Agreement.
“Person” means an individual or a corporation, limited liability company, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.
“Purchase Agreement” means that certain purchase agreement, dated as of September 30, 2020, by and among the Company, Kimmeridge and the other parties thereto, which provided for the issuance and sale of the Company’s 9.00% Second Lien Senior Secured Notes due 2025 and the Warrants to Kimmeridge.
“Registrable Securities” means the Common Stock issued to the Holder pursuant to the Exchange Agreement and any securities issued or then issuable upon the exercise of the
EX A-3

Warrants or any stock split, dividend or other distribution, recapitalization or similar event with respect thereto.
“Registrable Securities Amount” means the calculation based on the product of the Common Stock Price times the number of applicable Registrable Securities.
“Registration Expenses” has the meaning specified therefor in Section 2.07(b) of this Agreement.
“Registration Statement” has the meaning specified therefor in Section 2.01 of this Agreement.
“Required Holders” means initially, Kimmeridge, and subsequent to a transfer by Kimmeridge of the Registrable Securities, the Holder or collective Holders of greater than 50% of the Registrable Securities.
“Rule 405” means Rule 405 under the Securities Act (or any successor or similar provision adopted by the SEC then in effect).
“SEC” means the U.S. Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.
“Selling Expenses” has the meaning specified therefor in Section 2.07(b) of this Agreement.
“Selling Holder” means a Holder who is selling Registrable Securities under a Registration Statement pursuant to the terms of this Agreement.
“Selling Holder Indemnified Persons” has the meaning specified therefor in Section 2.08(a) of this Agreement.
“Shelf Registration Statement” means a registration statement under the Securities Act to permit the public resale of the Registrable Securities from time to time as permitted by Rule 415 under the Securities Act (or any successor or similar provision adopted by the SEC then in effect).
“Underwritten Offering” means an offering (including an offering pursuant to a Shelf Registration Statement) in which Registrable Securities are sold to one or more underwriters on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks.
“Warrants” means the Series B warrants issued by the Company pursuant to the Purchase Agreement.
“WKSI” means a “well known seasoned issuer” as defined under Rule 405.
EX A-4

Section 1.02    Registrable Securities. Any Registrable Security shall cease to be a Registrable Security at the earliest of the following: (a) when a registration statement covering such Registrable Security becomes or has been declared effective by the SEC and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) when such Registrable Security has been sold or disposed of (excluding transfers or assignments by a Holder to an Affiliate) pursuant to Rule 144 under the Securities Act (or any successor or similar provision adopted by the SEC then in effect) under circumstances in which all of the applicable conditions of Rule 144 (as then in effect) are met; (c) when such Registrable Security is held by the Company or one of its Affiliates; or (d) when such Registrable Security has been sold or disposed of in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities pursuant to Section 2.10 hereof. In addition, any Registrable Security will cease to be a Registrable Security upon the date that such security is Freely Tradeable; provided that, for the avoidance of doubt, Common Stock that is not a Registrable Security because it is Freely Tradable will become a Registrable Security to the extent it is subsequently not Freely Tradable.
ARTICLE II
REGISTRATION RIGHTS
Section 2.01    Shelf Registration.
(a)    Shelf Registration. Within three Business Days of the Closing Date, the Company shall prepare and file a Shelf Registration Statement with the SEC to permit the public resale of all Registrable Securities on the terms and conditions specified in this Section 2.01 (a “Registration Statement”). The Registration Statement filed with the SEC pursuant to this Section 2.01 shall be on Form S-3 and, if the Company is a WKSI as of the filing date thereof, shall be an Automatic Shelf Registration Statement or, if Form S-3 is not then available to the Company, on Form S-1 or such other form of registration statement as is then available to effect a registration for resale of the Registrable Securities, covering the Registrable Securities, and shall contain a prospectus in such form as to permit any Selling Holder covered by such Registration Statement to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the SEC then in effect) at any time beginning on the Effective Date for such Registration Statement. The Company shall use its reasonable best efforts to cause a Registration Statement filed pursuant to this Section 2.01 to be declared effective as soon as reasonably practicable thereafter. During the Effectiveness Period, the Company shall use its reasonable best efforts to cause a Registration Statement filed pursuant to this Section 2.01 to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another registration statement is available for the resale of the Registrable Securities until all Registrable Securities have ceased to be Registrable Securities; provided, that the Company shall not be required to supplement or amend such Registration Statement more than once in any calendar quarterly period to name additional parties as the result of any transfer of registration rights. The Company shall prepare and file a supplemental listing application with the NYSE (or such other national securities exchange on which the Registrable Securities are then listed and traded) to list the Registrable Securities covered by a Registration Statement and shall use its
EX A-5

reasonable best efforts to have such Registrable Securities approved for listing on the NYSE (or such other national securities exchange on which the Registrable Securities are then listed and traded) by the Effective Date of such Registration Statement, subject only to official notice of issuance. As soon as practicable following the Effective Date of a Registration Statement, but in any event within three Business Days of such date, the Company shall notify the Required Holders of the effectiveness of such Registration Statement. When effective, a Registration Statement (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in such Registration Statement, in the light of the circumstances under which a statement is made).
(b)    Delay Rights. Notwithstanding anything to the contrary contained herein, the Company may, upon written notice to (i) the Holders, delay the filing of a Registration Statement required under Section 2.01, or (ii) any Selling Holder whose Registrable Securities are included in a Registration Statement or other registration statement contemplated by this Agreement, suspend such Selling Holder’s use of any prospectus that is a part of such Registration Statement or other registration statement (in which event the Selling Holder shall discontinue sales of the Registrable Securities pursuant to such Registration Statement or other registration statement contemplated by this Agreement but may settle any previously made sales of Registrable Securities) if the Company (x) is pursuing an acquisition, merger, tender offer, reorganization, disposition or other similar transaction and the Board determines reasonably and in good faith that (A) the Company’s ability to pursue or consummate such a transaction would be materially adversely affected by any required disclosure of such transaction in such Registration Statement or other registration statement or (B) such transaction renders the Company unable to comply with SEC requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Registration Statement (or such filings) to become effective or to promptly amend or supplement the Registration Statement or other registration statement contemplated by this Agreement on a post effective basis, as applicable, or (y) has experienced some other material non-public event the disclosure of which at such time, in the reasonable and good faith judgment of the Board, would materially adversely affect the Company; provided, however, that in no event shall the Selling Holders be suspended from selling Registrable Securities pursuant to such Registration Statement for a period that exceeds an aggregate of 60 days in any 180-day period or 105 days in any 365-day period. Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt notice, but in any event within one Business Day of such disclosure or termination, to the Selling Holders whose Registrable Securities are included in such Registration Statement and shall promptly terminate any suspension of sales it has put into effect and shall take such other reasonable actions to permit registered sales of Registrable Securities as contemplated in this Agreement.
EX A-6

Section 2.02    Piggyback Rights.
(a)    Participation. So long as a Holder has Registrable Securities, if the Company proposes to file (i) a shelf registration statement other than a Registration Statement contemplated by Section 2.01 and other than a registration statement on Forms S-4 or S-8 and any successor forms, (ii) a prospectus supplement to an effective shelf registration statement relating to the sale of equity securities of the Company, other than a Registration Statement contemplated by Section 2.01 and Holders may be included without the filing of a post-effective amendment thereto, or (iii) a registration statement, other than a shelf registration statement, and other than a registration statement on Forms S-4 or S-8 and any successor forms, in each case, for the sale of Common Stock in an Underwritten Offering for its own account or that of another Person, or both, then the Company shall give prompt written notice of its intention to effect such registration at least five Business Days before the proposed date of filing of the applicable Registration Statement or prospectus supplement, or at least two Business Days in connection with any overnight or bought Underwritten Offering, to the Holders and such notice shall (A) describe the intended method(s) of distribution, and the name of the proposed Managing Underwriter or Underwriters, if any, in such offering and (B) offer the Holders the opportunity to include in such registration statement, prospectus supplement or Underwritten Offering, as the case may be, such number of Registrable Securities (the “Included Registrable Securities”) as the Holders may request in writing (such request may include the Registrable Securities to be included on behalf of any other Holder, as specified by the Holders); provided, however, that if the Company has been advised by the Managing Underwriter of any such Underwritten Offering that the inclusion of all Registrable Securities that the Selling Holders intend to include in such offering exceeds the number that can be sold in such offering without being likely to have an adverse effect on the price, timing or distribution of the Common Stock in the Underwritten Offering, then (x) if no Registrable Securities can be included in the Underwritten Offering in the opinion of the Managing Underwriter without having such adverse effect, the Company shall not be required to offer such opportunity to the Holders or (y) if any Registrable Securities can be included in the Underwritten Offering in the opinion of the Managing Underwriter without having such adverse effect, then the amount of Registrable Securities to be offered for the accounts of Holders shall be determined based on the provisions of Section 2.02(b) or in such other manner as such Selling Holders may agree. Any notice required to be provided in this Section 2.02(a) to the Holders shall be provided on a Business Day and receipt of such notice shall be confirmed by the Holders. Holders shall then have two Business Days (or one Business Day in connection with any overnight or bought Underwritten Offering) after notice has been delivered to request in writing the inclusion of Registrable Securities in the Underwritten Offering. If no written request for inclusion from Holders is received within the specified time, each such Holder shall have no further right to participate in such Underwritten Offering. If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, the Company shall determine for any reason not to undertake or to delay such Underwritten Offering, the Company may, at its election, give written notice of such determination to the Selling Holders and, (1) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to sell any Included Registrable Securities in connection with such terminated Underwritten Offering, and (2) in the case of a determination to delay such Underwritten Offering, shall be permitted to
EX A-7

delay offering any Included Registrable Securities as part of such Underwritten Offering for the same period as the delay in the Underwritten Offering. Any Selling Holder shall have the right to withdraw such Selling Holder’s request for inclusion of such Selling Holder’s Registrable Securities in such Underwritten Offering by giving written notice to the Company of such withdrawal at least one Business Day before the time of pricing of such Underwritten Offering. Holders may deliver written notice (an “Opt-Out Notice”) to the Company requesting that such Holder not receive notice from the Company of any proposed Underwritten Offering; provided, however, that such Holder may later revoke any such Opt-Out Notice in writing prior to five Business Day before the time of pricing of such underwritten offering. Following receipt of an Opt-Out Notice from a Holder (unless subsequently revoked), the Company shall not be required to deliver any notice to such Holder pursuant to this Section 2.02(a) and such Holder (unless such Holder’s Opt-Out Notice is subsequently revoked) shall no longer be entitled to participate in Underwritten Offerings by the Company pursuant to this Section 2.02(a).
(b)    Priority. If the Managing Underwriter of any proposed Underwritten Offering of Common Stock involving Included Registrable Securities pursuant to this Section 2.02 advises the Company that the total amount of Common Stock that the Selling Holders and any other Persons intend to include in such offering exceeds the number of shares of Common Stock that can be sold in such offering without being likely to have an adverse effect on the price, timing or distribution of the Common Stock offered or the market for the Common Stock, then the Common Stock to be included in such Underwritten Offering shall include the number of Registrable Securities that such Managing Underwriter advises the Company can be sold without having such adverse effect, with such number to be allocated (i) first, to the Company or other party or parties requesting or initiating such registration, (ii) second, by the Selling Holders who have requested participation in such Underwritten Offering, allocated among such Selling Holders pro rata on the basis of the number of Registrable Securities held by each Selling Holder or in such manner as they may agree and (iii) third, by the other holders of Common Stock (other than Holders) with registration rights entitling them to participate in such Underwritten Offering, allocated among such other holders pro rata on the basis of the number of shares of Common Stock held by each applicable other holder or in such manner as they may agree.
Section 2.03    Underwritten Offerings.
(a)    Demand Offering. In the event that any Holder elects to dispose of Registrable Securities under a Registration Statement pursuant to an Underwritten Offering and reasonably expects gross proceeds of at least $25 million from such Underwritten Offering (together with any Registrable Securities to be disposed of by a Selling Holder who has elected to participate in such Underwritten Offering pursuant to Section 2.02), the Company shall, at the written request of such Selling Holder(s), enter into an underwriting agreement in a form as is customary in Underwritten Offerings of securities by the Company with the Managing Underwriter or Underwriters selected by the Company (subject to the written consent of the Initiating Holder of such Underwritten Offering, which consent shall not be unreasonably withheld), which shall include, among other provisions, indemnities to the effect and to the extent provided in Section 2.08, and shall take all such other reasonable actions as are requested by the Managing Underwriter or Underwriters in order to expedite or facilitate the disposition of such Registrable
EX A-8

Securities; provided, however, that the Company shall have no obligation to facilitate or participate in, including entering into any underwriting agreement for more than two Underwritten Offerings at the request of the Holders hereunder; provided, further, that if the Company is conducting or actively pursuing a securities offering of Common Stock with anticipated gross offering proceeds of at least $25 million (other than in connection with any at-the-market offering or similar continuous offering program), then the Company may suspend such Selling Holders’ rights to require the Company to conduct an Underwritten Offering pursuant to this Section 2.03; provided, however, that the Company may only suspend such Selling Holders’ rights to require the Company to conduct an Underwritten Offering pursuant to this Section 2.03 once in any six-month period and in no event for a period that exceeds an aggregate of 75 days in any 180-day period or 105 days in any 365-day period.
(b)    General Procedures. In connection with any Underwritten Offering contemplated by Section 2.03(a), the underwriting agreement into which each Selling Holder and the Company shall enter shall contain such representations, covenants, indemnities (subject to Section 2.08) and other rights and obligations as are customary in Underwritten Offerings of securities by the Company. No Selling Holder shall be required to make any representations or warranties to, or agreements with, the Company or the Underwriters other than representations, warranties or agreements regarding (i) such Holder’s ownership of its Registrable Securities to be sold or transferred, (ii) such Selling Holder’s authority to enter into such underwriting agreement and to sell or transfer such securities, (iii) its intended method of distribution and (iv) any other such matters or representations pertaining to compliance with securities laws as may be reasonably requested. If any Selling Holder disapproves of the terms of an Underwritten Offering contemplated by this Section 2.03, such Selling Holder may elect to withdraw therefrom by notice to the Company and the Managing Underwriter; provided, however, that such withdrawal must be made at least one Business Day prior to the time of pricing of such Underwritten Offering to be effective; provided, further, that in the event the Managing Underwriter or Underwriters of any proposed Underwritten Offering advise the Company that the total amount of Registrable Securities that Holders intend to include in such offering exceeds the number that can be sold in such offering without being likely to have an adverse effect on the price, timing or distribution of the Registrable Securities offered or the market for the Common Stock, and the amount of Registrable Securities requested to be included in such Underwritten Offering by the Holder that initiated such Underwritten Offering pursuant to Section 2.03(a) (the “Initiating Holder”) is reduced by 50% or more, the Initiating Holder will have the right to withdraw from such Underwritten Offering by delivering notice to the Company at least one Business Day prior to the time of pricing of such Underwritten Offering. If, pursuant to the preceding sentence, the entire Demand Registration Request is revoked, then, at the option of the Holder or Holders who revoke such request, either (i) such Holder or Holders shall reimburse the Company for all of its reasonable and documented incremental out-of-pocket expenses incurred in the preparation, filing and processing of the Registration Statement or prospectus supplement with respect to such requested Underwritten Offering, which incremental out-of-pocket expenses, for the avoidance of doubt, shall not include overhead expenses and which requested Underwritten Offering, whether or not completed, will not decrease the number of Underwritten Offerings the Holders shall have the right and option to request under this Section 2.03.
EX A-9

(c)    Priority. If the Managing Underwriter of any proposed Underwritten Offering of Registrable Securities pursuant to this Section 2.03 advises the Company that the total amount of Common Stock that the Selling Holders and any other Persons intend to include in such offering exceeds the number of shares of Common Stock that can be sold in such offering without being likely to have an adverse effect on the price, timing or distribution of the Common Stock offered or the market for the Common Stock, then the Common Stock to be included in such Underwritten Offering shall include the number of Registrable Securities that such Managing Underwriter advises the Company can be sold without having such adverse effect, with such number to be allocated (i) first, to the Selling Holder who requested such Underwritten Offering, (ii) second, to any other Holders of Registrable Securities who have elected to participate in such Underwritten Offering, allocated among such other Selling Holders pro rata on the basis of the number of Registrable Securities held by each such Selling Holder or in such other manner as such Selling Holders may agree, and (iii) third, to the Company.
Section 2.04    Sale Procedures. In connection with its obligations under this Article II, the Company shall, as expeditiously as possible:
(a)    use its reasonable best efforts to prepare and file with the SEC such amendments and supplements to a Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement;
(b)    if a prospectus supplement will be used in connection with the marketing of an Underwritten Offering from a Registration Statement and the Managing Underwriter at any time shall notify the Company in writing that, in the sole judgment of such Managing Underwriter, inclusion of detailed information to be used in such prospectus supplement is of material importance to the success of the Underwritten Offering of such Registrable Securities, the Company shall use its reasonable best efforts to include such information in such prospectus supplement;
(c)    furnish to each Selling Holder (i) as far in advance as reasonably practicable before filing a Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the SEC other than annual or quarterly reports on Form 10-K or 10-Q, respectively, current reports on Form 8-K or proxy statements; provided, however, that such reports or proxy statements shall be provided at least two Business Days prior to filing in connection with any Underwritten Offering), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing a Registration Statement or such other registration statement or supplement or amendment thereto, and (ii) such number of copies of such Registration Statement or such other registration statement and the prospectus included
EX A-10

therein and any supplements and amendments thereto as such Selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement or other registration statement;
(d)    if applicable, use its reasonable best efforts to register or qualify the Registrable Securities covered by a Registration Statement or any other registration statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions as the Selling Holders or, in the case of an Underwritten Offering, the Managing Underwriter, shall reasonably request; provided, however, that the Company shall not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;
(e)    promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered by any of them under the Securities Act, of (i) the filing of a Registration Statement or any other registration statement contemplated by this Agreement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Registration Statement or any other registration statement or any post-effective amendment thereto, when the same has become effective; and (ii) the receipt of any written comments from the SEC with respect to any filing referred to in clause (i) and any written request by the SEC for amendments or supplements to such Registration Statement or any other registration statement or any prospectus or prospectus supplement thereto;
(f)    promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the happening of any event as a result of which the prospectus or prospectus supplement contained in a Registration Statement or any other registration statement contemplated by this Agreement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained therein, in the light of the circumstances under which a statement is made); (ii) the issuance or express threat of issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any other registration statement contemplated by this Agreement, or the initiation of any proceedings for that purpose; or (iii) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice, the Company agrees to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other commercially reasonable action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;
EX A-11

(g)    upon request and subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;
(h)    in the case of an Underwritten Offering, use its reasonable best efforts to furnish to the underwriters upon request, (i) an opinion of counsel for the Company dated the date of the closing under the underwriting agreement and (ii) a “cold comfort” letter, dated the pricing date of such Underwritten Offering and a letter of like kind dated the date of the closing under the underwriting agreement, in each case, signed by the independent public accountants who have certified the Company’s financial statements included or incorporated by reference into the applicable registration statement, and each of the opinion and the “cold comfort” letter shall be in customary form and covering substantially the same matters with respect to such registration statement (and the prospectus and any prospectus supplement included therein) as have been customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in Underwritten Offerings of securities by the Company and such other matters as such underwriters and Selling Holders may reasonably request;
(i)    otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders (which may be satisfied by making such information available on the SEC’s Electronic Data Gathering, Analysis and Retrieval system or any successor system known as “EDGAR”), as soon as reasonably practicable, an earnings statement, covering a period of twelve months beginning within three months after the Effective Date of such Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;
(j)    make available to the appropriate representatives of the Managing Underwriter and Selling Holders access to such information and Company personnel as is reasonable and customary to enable such parties to establish a due diligence defense under the Securities Act; provided, that the Company need not disclose any non-public information to any such representative unless and until such representative has entered into a confidentiality agreement with the Company;
(k)    use its reasonable best efforts to cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which the Common Stock are then listed or quoted;
(l)    use its reasonable best efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities;
(m)    provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the Effective Date of such registration statement;
EX A-12

(n)    enter into customary agreements and take such other actions as are reasonably requested by the Selling Holders or the underwriters, if any, in order to expedite or facilitate the disposition of such Registrable Securities (including, in the case of an Underwritten Offering of $50 million or greater of Registrable Securities (calculated based on the Registrable Securities Amount), making appropriate officers of the Company available to participate in any “road show” presentations before analysts, and other customary marketing activities (including one-on-one meetings with prospective purchasers of the Registrable Securities)); provided, however, that the officers of the Company shall not be required to dedicate an unreasonably burdensome amount of time in connection with activities for any Underwritten Offering;
(o)    if requested by a Selling Holder, (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as such Selling Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering, and (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and
(p)    if reasonably required by the Company’s transfer agent, use commercially reasonably efforts to promptly deliver any authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to transfer such Registrable Securities without legend, in accordance with applicable law, upon sale by the Holder of such Registrable Securities under the Registration Statement.
Notwithstanding anything to the contrary in this Section 2.04, the Company shall not name a Holder as an underwriter (as defined in Section 2(a)(11) of the Securities Act) in any Registration Statement without such Holder’s consent.
Each Selling Holder, upon receipt of notice from the Company of the happening of any event of the kind described in Section 2.04(f), shall forthwith discontinue offers and sales of the Registrable Securities by means of a prospectus or prospectus supplement until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.04(f) or until it is advised in writing by the Company that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by the Company, such Selling Holder shall, or shall request the Managing Underwriter, if any, to deliver to the Company (at the Company’s expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.
Section 2.05    Cooperation by Holders. The Company shall have no obligation to include Registrable Securities of a Holder in a Registration Statement or in an Underwritten Offering pursuant to Section 2.02(a) or Section 2.03(a) who has failed to timely furnish after receipt of a written request from the Company such information that the Company determines,
EX A-13

after consultation with its counsel, is reasonably required in order for the registration statement or prospectus supplement, as applicable, to comply with the Securities Act.
Section 2.06    Restrictions on Public Sale by Holders of Registrable Securities. To the extent requested by the Managing Underwriter, each Holder of Registrable Securities that participates in an Underwritten Offering will enter into a customary letter agreement with underwriters providing such Holder will not effect any public sale or distribution of Registrable Securities during the 60 calendar-day period beginning on the date of a prospectus or prospectus supplement filed with the SEC with respect to the pricing of such Underwritten Offering, provided that, notwithstanding the foregoing, (i) the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction imposed by the Underwriters on the Company or the officers, directors or any other Affiliate of the Company on whom a restriction is imposed and (ii) that the restrictions set forth in this Section 2.06 shall not apply to any Registrable Securities that are included in such Underwritten Offering by such Holder. In addition, this Section 2.06 shall not apply to any Holder that is not entitled to participate in such Underwritten Offering, whether because such Holder delivered an Opt-Out Notice prior to receiving notice of the Underwritten Offering or because the Registrable Securities held by such Holder may be disposed of without restriction pursuant to Rule 144 under the Securities Act (or any successor or similar provision adopted by the SEC then in effect).
Section 2.07    Expenses.
(a)    Expenses. The Company shall pay all reasonable Registration Expenses as determined reasonably and in good faith by the Board, including, in the case of an Underwritten Offering, the Registration Expenses of an Underwritten Offering, regardless of whether any sale is made pursuant to such Underwritten Offering. Each Selling Holder shall pay its pro rata share of all Selling Expenses in connection with any sale of its Registrable Securities hereunder. For the avoidance of doubt, each Selling Holder’s pro rata allocation of Selling Expenses shall be the percentage derived by dividing (i) the number of Registrable Securities sold by such Selling Holder in connection with such sale by (ii) the aggregate number of Registrable Securities sold by all Selling Holders in connection with such sale. In addition, except as otherwise provided in Sections 2.07 and 2.08 hereof, the Company shall not be responsible for legal fees incurred by Holders in connection with the exercise of such Holders’ rights hereunder.
(b)    Certain Definitions. “Registration Expenses” means all expenses incident to the Company’s performance under or compliance with this Agreement to effect the registration of Registrable Securities on a Registration Statement pursuant to Section 2.01 or an Underwritten Offering covered under this Agreement, and the disposition of such Registrable Securities, including, without limitation, all registration, filing, securities exchange listing and NYSE fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, Inc., fees of transfer agents and registrars, all word processing, duplicating and printing expenses, any transfer taxes, and the fees and disbursements of counsel and independent public accountants for the Company, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance. “Selling Expenses” means all underwriting discounts and
EX A-14

selling commissions or similar fees or arrangements allocable to the sale of the Registrable Securities, transfer taxes and fees and disbursements of counsel to the Selling Holders, except for the reasonable fees and disbursements of counsel for the Selling Holders required to be paid by the Company pursuant to Sections 2.07 and 2.08.
Section 2.08    Indemnification.
(a)    By the Company. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless each Selling Holder thereunder, its directors, officers, managers, members, partners, employees, agents and Affiliates and each Person, if any, who controls such Selling Holder or its Affiliates within the meaning of the Securities Act and the Exchange Act, and its directors, officers, members, partners, employees or agents (collectively, the “Selling Holder Indemnified Persons”), against any losses, claims, damages, third party expenses incurred by or on such Holder’s behalf or liabilities (including reasonable attorneys’ fees and third party expenses incurred by or on such Holder’s behalf) (collectively, “Losses”), joint or several, to which such Selling Holder Indemnified Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (in the case of any prospectus, in light of the circumstances under which such statement is made) contained in (which, for the avoidance of doubt, includes documents incorporated by reference in) such Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus, prospectus supplement or final prospectus contained therein, or any amendment or supplement thereof, or any free writing prospectus relating thereto or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and shall reimburse each such Selling Holder Indemnified Person for any legal or other third party expenses reasonably incurred by or on such Holder’s behalf in connection with investigating, defending or resolving any such Loss or actions or proceedings; provided, however, that the Company shall not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Holder Indemnified Person in writing specifically for use in such Registration Statement or such other registration statement, or prospectus supplement, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder Indemnified Person, and shall survive the transfer of such securities by such Selling Holder.
(b)    By Each Selling Holder. Each Selling Holder agrees severally and not jointly to indemnify and hold harmless the Company, its directors, officers, employees and agents and each Person, if any, who controls the Company within the meaning of the Securities Act or of the Exchange Act, and its directors, officers, employees and agents, to the same extent as the foregoing indemnity from the Company to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling
EX A-15

Holder expressly for inclusion in such Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus, prospectus supplement or final prospectus contained therein, or any amendment or supplement thereof, or any free writing prospectus relating thereto; provided, however, that the liability of each Selling Holder shall not be greater in amount than the dollar amount of the proceeds (net of any Selling Expenses) received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification.
(c)    Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission to so notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party other than under this Section 2.08. In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.08 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense or employ counsel reasonably acceptable to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, no indemnifying party shall settle any action brought against any indemnified party with respect to which such indemnified party is or may be entitled to indemnification hereunder without the consent of the indemnified party, unless the settlement thereof imposes no liability or obligation on, and includes a complete and unconditional release from all liability of, and does not contain any admission of wrongdoing by, the indemnified party.
(d)    Contribution. If the indemnification provided for in this Section 2.08 is held by a court or government agency of competent jurisdiction to be unavailable to any indemnified party or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of such indemnified party on the other in connection with the statements or omissions that resulted in such Losses, as well
EX A-16

as any other relevant equitable considerations; provided, however, that in no event shall such Selling Holder be required to contribute an aggregate amount in excess of the dollar amount of proceeds (net of Selling Expenses) received by such Selling Holder from the sale of Registrable Securities giving rise to such indemnification. The relative fault of the indemnifying party on the one hand and the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, defending or resolving any Loss that is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.
(e)    Other Indemnification. The provisions of this Section 2.08 shall be in addition to any other rights to indemnification or contribution that an indemnified party may have pursuant to law, equity, contract or otherwise. To the extent that any of the Holders is, or would be expected to be, deemed to be an underwriter of Registrable Securities pursuant to any SEC comments or policies or any court of law or otherwise, the Company agrees that (i) the indemnification and contribution provisions contained in this Section 2.08 shall be applicable to the benefit of such Holder in its role as deemed underwriter in addition to its capacity as a Holder (so long as the amount for which any other Holder is or becomes responsible does not exceed the amount for which such Holder would be responsible if the Holder were not deemed to be an underwriter of Registrable Securities) and (ii) such Holder and its representatives shall be entitled to conduct the due diligence which would normally be conducted in connection with an offering of securities registered under the Securities Act, including receipt of customary opinions and comfort letters.
Section 2.09    Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:
(a)    make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 under the Securities Act (or any successor or similar provision adopted by the SEC then in effect), at all times from and after the date hereof (which may be satisfied by making such information available on EDGAR);
(b)    file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at all times from and after the date hereof; and
EX A-17

(c)    so long as a Holder owns any Registrable Securities, furnish, (i) to the extent accurate, forthwith upon request, a written statement of the Company that it has complied with the reporting requirements of Rule 144 under the Securities Act (or any similar provision then in effect) and (ii) unless otherwise available electronically at no additional charge via the SEC’s EDGAR system, to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any such securities without registration.
Section 2.10    Transfer or Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities under this Article II may not be transferred or assigned except pursuant to this Section 2.10.
(a)    If a Holder transfers or assigns all (and not less than all) of the Registerable Securities Beneficially Owned by such Holder, then such Holder may transfer or assign its rights pursuant to this Agreement to such transferee or assignee.
(b)    If a Holder transfers or assigns (A) 20% or more of the Registerable Securities issued on the Closing Date but less than all of the Registerable Securities issued on the Closing Date, then the transferee or assignee thereof shall be entitled to the rights granted to a Holder pursuant to this Agreement except those contained in Section 2.03 and (B) less than 20% of the Registerable Securities issued on the Closing Date, then the transferee or assignee thereof shall be entitled to the rights granted to a Holder pursuant to this Agreement except those contained in Sections 2.02 and 2.03.
(c)    In the case of any such transfer or assignment where the transferee or assignee shall have any rights of a Holder hereunder, the Holder making such transfer or assignment must provide the Company written notice of any said transfer or assignment, stating the name and address of each such transferee or assignee and identifying the Registerable Securities Beneficially Owned thereby.
Section 2.11    Limitation on Subsequent Registration Rights. From and after the date hereof, the Company shall not, without the prior written consent of the Required Holders, enter into any agreement with any current or future holder of any equity securities of the Company that would allow such current or future holder to require the Company to include equity securities in any registration statement filed by the Company on a basis other than pari passu with, or expressly subordinated to the piggyback rights granted to the Holders pursuant to Section 2.02; provided, that in no event shall the Company enter into any agreement that would permit another holder of securities of the Company to participate on a superior or pari passu basis (in terms of priority of cut-back based on advice of Underwriters) with a Holder requesting registration or takedown in an Underwritten Offering pursuant to Section 2.03(a).
Section 2.12    Termination of Registration Rights. The rights to cause the Company to register Registrable Securities granted to the Required Holders by the Company under this Article II shall terminate upon the date on which all Registrable Securities no longer constitute Registrable Securities in accordance with Section 1.02.
EX A-18

ARTICLE III
MISCELLANEOUS
Section 3.01    Communications. All notices and other communications provided for or permitted hereunder shall be made in writing by electronic mail, courier service or personal delivery:
(a)    if to Kimmeridge:

c/o Kimmeridge Energy Management Company
412 West 15th Street, 11th Floor
New York, New York 10011
Attention:	Noam Lockshin
Email:	noam.lockshin@kimmeridge.com

With a copy to:

c/o Kimmeridge Energy Management Company
412 West 15th Street, 11th Floor
New York, New York 10011
Attention:	Tamar Goldstein
Email:	tamar.goldstein@kimmeridge.com

With a copy to (which shall not constitute notice):

c/o Sidley Austin LLP
1000 Louisiana Street, Suite 5900
Houston, Texas 77002
Attention:	Irving L. Rotter
George J. Vlahakos
Email:	irotter@sidley.com
gvlahakos@sidley.com

(b)    if to a transferee of Kimmeridge, to such Holder at the address provided pursuant to Section 2.10 above; and
(c)    if to the Company:
EX A-19

Callon Petroleum Company
2000 W. Sam Houston Parkway S., Suite 2000
Houston, TX 77042
Attention:	Michol L. Ecklund, Senior Vice President, General Counsel and Corporate Secretary
Email:	mecklund@callon.com
legal@callon.com

With a copy to (which shall not constitute notice):

c/o Kirkland & Ellis LLP
609 Main Street
Houston, Texas 77002
Attention:	Sean T. Wheeler, P.C.
Michael W. Rigdon
Email:	sean.wheeler@kirkland.com
michael.rigdon@kirkland.com

All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered; when receipt acknowledged, if sent via electronic mail; and when actually received, if sent by courier service or any other means.
Section 3.02    Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.
Section 3.03    Assignment of Rights. The rights, interests or obligations of the Holders hereunder may not be transferred or assigned, by operation of law or otherwise, in whole or in part, by the Holders without the prior written consent of the Company, except in accordance with Section 2.10 hereof.
Section 3.04    Recapitalization, Exchanges, Etc. Affecting the Common Stock. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all equity interests of the Company or any successor or assign of the Company (whether by merger, acquisition, consolidation, reorganization, sale of assets or otherwise) that may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, share splits, recapitalizations, pro rata distributions of shares and the like occurring after the date of this Agreement.
EX A-20

Section 3.05    Aggregation of Registrable Securities. All Registrable Securities held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.
Section 3.06    Specific Performance. Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, shall have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right shall not preclude any such Person from pursuing any other rights and remedies at law or in equity that such Person may have.
Section 3.07    Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, including facsimile or .pdf counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.
Section 3.08    Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
Section 3.09    Governing Law. This Agreement, including all issues and questions concerning its application, construction, validity, interpretation and enforcement, shall be construed in accordance with, and governed by, the laws of the State of New York without regard to the choice of law or conflicts of law.
Section 3.10    Waiver of Jury Trial. THE PARTIES TO THIS AGREEMENT EACH HEREBY WAIVE, AND AGREE TO CAUSE THEIR AFFILIATES TO WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. THE PARTIES TO THIS AGREEMENT EACH HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
Section 3.11    Severability of Provisions. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the
EX A-21

extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.
Section 3.12    Entire Agreement. This Agreement and the Exchange Agreement are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or in the Exchange Agreement with respect to the rights granted by the Company set forth herein. This Agreement and the Exchange Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter, including the Existing Registration Rights Agreement which shall terminate upon on the execution hereof, and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.
Section 3.13    Amendment. This Agreement may be amended only by means of a written amendment signed by the Company and the Required Holders; provided, however, that no such amendment shall materially and adversely affect the rights of any Holder hereunder without the prior written consent of such Holder.
Section 3.14    No Presumption. If any claim is made by a party relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.
Section 3.15    Obligations Limited to Parties to Agreement. Each of the parties hereto covenants, agrees and acknowledges that no Person other than the Required Holders (and its permitted transferees and assignees) and the Company shall have any obligation hereunder. No recourse under this Agreement or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of the Required Holders or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of the Required Holders or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate thereof, as such, for any obligations of the Required Holders under this Agreement or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation, except in each case for any transferee or assignee of a Required Holders hereunder.
Section 3.16    Interpretation. Article and Section references are to this Agreement, unless otherwise specified. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be
EX A-22

amended, supplemented and otherwise modified from time to time, unless otherwise specified. The words “include,” “includes” and “including” or words of similar import shall be deemed to be followed by the words “without limitation.” A term has the meaning assigned to it. Words in the singular include the plural, and words in the plural include the singular. The word “or” is not exclusive. The words “herein,” “hereof” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision. References to agreements or instruments, or to statutes or regulations, are to such agreements or instruments, or statutes or regulations, as amended from time to time (or to successor statutes and regulations). Whenever any determination, consent or approval is to be made or given by the Required Holders (and its transferees or assignees) under this Agreement, such action shall be in the Required Holder’s (and its transferees or assignees) sole discretion unless otherwise specified. Unless expressly set forth or qualified otherwise (e.g., by “Business” or “trading”), all references herein to a “day” are deemed to be a reference to a calendar day.
(Signature pages follow)
EX A-23

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

CALLON PETROLEUM COMPANY

By:
Name:
Title:

Signature Page to Registration Rights Agreement

CHAMBERS INVESTMENTS, LLC

By:
Noam Lockshin
Manager

Signature Page to Registration Rights Agreement

ANNEX B
VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is made and entered into as of August 3, 2021 by and among Callon Petroleum Company, a Delaware corporation (the “Company”), and each of the undersigned stockholders listed on the signature page hereto (each, a “Stockholder” and collectively, the “Stockholders”) of the Company.
WHEREAS, the Company has entered into an Exchange Agreement on or about August 3, 2021 (the “Exchange Agreement”), pursuant to which the Company will issue to Chambers Investments, LLC, a Delaware limited liability company (“Kimmeridge”), in exchange for certain principal amounts of the Company’s 9.00% Second Lien Senior Secured Notes due 2025 held by Kimmeridge, new shares of common stock, par value $0.01, of the Company (the “Exchange”).
WHEREAS, each Stockholder has agreed that certain shares of the Company’s common stock (“Company Common Stock”) owned by it shall be subject to the terms and conditions of this Agreement.
NOW, THEREFORE, intending to be legally bound, the parties hereto hereby agree as follows:
1.    Certain Definitions. Capitalized terms that are used but not otherwise defined herein shall have the respective meanings ascribed to them in the Exchange Agreement. For purposes of this Agreement, the following terms shall have the following respective meanings:
(a)    “Affiliate” shall mean, with respect to a specified Person, any other Person, directly or indirectly Controlling or Controlled by or under direct or indirect common Control with such specified Person.
(b)    “Control,” “Controlling” or “Controlled” means, as to a specified Person, the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.
(c)    “Beneficially Own” shall have the meaning assigned to such term in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and any Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such Rule.
(d)    “Expiration Time” shall mean the earlier to occur of (i) such date and time as the Exchange Agreement shall have been terminated in accordance with its terms, and (ii) the Exchange.

(e)    “Person” shall mean any individual, corporation, limited liability company, general or limited partnership, business trust, unincorporated association or other business organization or entity, or any governmental body or authority.
(f)    “Shares” shall mean any and all voting securities of the Company beneficially owned (however held or titled, and including joint ownership) by the Stockholder as of the record date (whether now owned or hereafter acquired) for every meeting of stockholders of the Company called with respect to the Proposal (as defined below), and every postponement or adjournment thereof.
(g)    Transfer. A Person shall be deemed to have effected a “Transfer” of a security if such person directly or indirectly (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security, or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein.
2.    Voting Restrictions. Each Stockholder hereby agrees that, other than pursuant to the terms of this Agreement, at all times during the period commencing with the execution and delivery of the Exchange Agreement and continuing until the Expiration Time, each Stockholder shall not, directly or indirectly, grant any proxies or enter into any voting trust or other agreement or arrangement that would transfer, limit or otherwise affect the rights of the Stockholder with respect to the voting of any Shares in respect of the Proposal (as defined below).
3.    Agreement to Vote Shares. Each Stockholder hereby, each separately, agrees with the Company that, at all times during the period commencing with the execution and delivery of the Exchange Agreement and continuing until the Expiration Time, the Stockholder shall (a) when a meeting of the stockholders of the Company is called to present the Exchange for a vote of the stockholders (whether or not an adjourned or postponed meeting), appear at such meeting or otherwise cause any shares of Company Common Stock Beneficially Owned by such Stockholder to be counted as present thereat for the purpose of establishing a quorum and (b) with respect to any meeting at which a vote of the Company’s stockholders is requested, vote, or cause to be voted at such meeting, all shares of Company Common Stock Beneficially Owned by such Stockholder or any of its Affiliates (including by proxy or written consent, if applicable) (i) in favor of any proposal (the “Proposal”) to approve the Exchange and in favor of any other matter presented or proposed that is related to the Exchange in accordance with the terms and conditions set forth in the Exchange Agreement, (ii) against any other proposal, transaction, agreement or other action inconsistent with or made in opposition to approval of the Exchange and (iii) in favor of any proposal to adjourn or postpone such stockholder meeting to a later date if there are not sufficient votes to approve the Exchange. Prior to the Expiration Time, each Stockholder shall not enter into any agreement or understanding with any person to vote or give instructions in any manner inconsistent with the terms of this Agreement. The provisions of this Section 3 shall apply to all Shares owned as of the record date for the vote on the Proposal (the

“Record Date”), regardless of whether a Transfer of some or all of such Shares occurs after the Record Date.
4.    Irrevocable Proxy. Each Stockholder hereby, each separately, appoints the Company and any designee of the Company (determined in the Company’s sole discretion) as its proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Stockholder, to vote or cause to be voted (including by proxy or written consent, if applicable) its shares of Company Common Stock to approve the Exchange at any such meeting of the Company’s stockholders in accordance with Section 3 hereof. This proxy is given to secure the performance of the duties of each Stockholder under this Agreement. Each Stockholder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. The proxy and power of attorney granted pursuant to Section 4 by each Stockholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies granted by such Stockholder. The power of attorney granted by each Stockholder herein is a durable power of attorney and shall survive the bankruptcy, death or incapacity of such Stockholder. The proxy and power of attorney granted hereunder shall terminate upon the termination of this Agreement.
5.    Representations and Warranties of the Stockholders. Each Stockholder hereby represents and warrants, severally and not jointly, to the Company that this Agreement has been duly and validly executed and delivered by such Stockholder and (assuming due authorization, execution and delivery of this Agreement by the Company) constitutes the valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors’ rights and remedies generally.
6.    Termination. This Agreement shall terminate and be of no further force or effect whatsoever upon the Expiration Time without any action on the part of any party hereto.
7.    Miscellaneous.
(a)    Waiver. No waiver by any party hereto of any condition or any breach of any term or provision set forth in this Agreement shall be effective unless in writing and signed by each party hereto. The waiver of a condition or any breach of any term or provision of this Agreement shall not operate as, or be construed to be, a waiver of any other previous or subsequent breach of any term or provision of this Agreement.
(b)    Severability. In the event that any term, provision, covenant or restriction set forth in this Agreement, or the application of any such term, provision, covenant or restriction to any person, entity or set of circumstances, shall be determined by a court of competent jurisdiction to be invalid, unlawful, void or unenforceable to any extent, the remainder of the terms, provisions, covenants and restrictions set forth in this Agreement, and the application of such terms, provisions, covenants and restrictions to persons, entities or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall remain in full force and effect, shall not be impaired, invalidated or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by applicable law.
(c)    Binding Effect; Assignment. This Agreement and all of the terms and provisions hereof shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the Stockholders may be assigned to any other Person without the prior written consent of the Company.
(d)    Amendments. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by each of the parties hereto; provided that any amendment to an agreement between a specific party and the Company contained herein shall only require the consent of such parties and not all parties hereto.
(e)    Specific Performance; Injunctive Relief. Each of the parties hereto hereby acknowledge that (i) the representations, warranties, covenants and restrictions set forth in this Agreement are necessary, fundamental and required for the protection of the Company and to preserve for the Company the benefits of the Exchange, (ii) such covenants relate to matters which are of a special, unique, and extraordinary character that gives each such representation, warranty, covenant and restriction a special, unique, and extraordinary value, and (iii) a breach of any such representation, warranty, covenant or restriction, or any other term or provision of this Agreement, will result in irreparable harm and damages to the Company which cannot be adequately compensated by a monetary award. Accordingly, the Company and each Stockholder hereby expressly agree that in addition to all other remedies available at law or in equity, the Company shall be entitled to the immediate remedy of specific performance, a temporary and/or permanent restraining order, preliminary injunction, or such other form of injunctive or equitable relief as may be used by any court of competent jurisdiction to restrain or enjoin any of the parties hereto from breaching any representations, warranties, covenants or restrictions set forth in this Agreement, or to specifically enforce the terms and provisions hereof.
(f)    Governing Law. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision, rule or principle (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.
(g)    Entire Agreement. This Agreement and the other agreements referred to in this Agreement set forth the entire agreement and understanding of the Company and the Stockholders with respect to the subject matter hereof and thereof, and supersede all prior discussions, agreements and understandings between the Company and the Stockholders, both oral and written, with respect to the subject matter hereof and thereof.

(h)    Notices. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the respective parties at the following address (or at such other address for a party as shall be specified by like notice):
(i) If to the Company, to:

Callon Petroleum Company
One Briarlake Plaza
2000 W. Sam Houston Parkway S., Suite 2000
Houston, Texas
Attention:	Michol Ecklund, Senior Vice President, General Counsel and Corporate Secretary
Email:	mecklund@callon.com
legal@callon.com

with a copy to, which shall not constitute notice to the Company:

Kirkland & Ellis LLP
609 Main St
Houston, TX 77002
Attention:	Sean T. Wheeler
Michael W. Rigdon
Email:	sean.wheeler@kirkland.com
michael.rigdon@kirkland.com
(ii) If to a Stockholder, such holder shall provide separately to the Company.
(i)    Headings. The section headings set forth in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement in any manner.
(j)    Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be validly executed by a duly authorized officer thereof as of the date first above written.

CALLON PETROLEUM COMPANY

By:
Name:
Title:
[Voting Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be validly executed as of the date first above written.

Joseph C. Gatto, Jr.	S. P. Johnson IV

Jeffrey S. Balmer	Larry D. McVay

Kevin Haggard	Anthony J. Nocchiero

Michol L. Ecklund	James M. Trimble

Gregory F. Conaway	Steven A.Webster

Frances Aldrich Sevilla-Sacasa

Matthew R. Bob

Barbara J. Faulkenberry

Michael L. Finch

L. Richard Flury

[Voting Agreement]